UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
Filed by the Registrant  ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐Soliciting Material Pursuant to § 240.14a-12
F & M BANK CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
☐ Fee paid previously with preliminary materials:
☐ Check box if any part of the fee is offset as provided in Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)    Date Filed:

April 3, 2020

Dear F & M Bank Corp. Shareholder:

You are cordially invited to attend our annual meeting of shareholders on Saturday, May 2, 2020 at 5:30 P.M. at BROADWAY HIGH SCHOOL, BROADWAY, VIRGINIA. This is currently planned to be a dinner meeting, and we are enclosing a reservation card for your convenience in letting us know whether or not you can be with us. Please mail this card to us on or before April 24, 2020 to make proper preparations for the meal. If you prefer, you can send an email to cbarkley@fmbankva.com confirming your attendance.  As discussed more below, we are monitoring coronavirus (COVID-19) developments and may make alternate arrangements as the time nears.

WE URGE YOU TO MAIL YOUR COMPLETED PROXY CARD TO BROADRIDGE AS SOON AS POSSIBLE PRIOR TO THE MEETING. AN ENVELOPE IS ENCLOSED FOR THAT PURPOSE.

We are enclosing a formal notice of the meeting, a proxy and a Proxy Statement detailing the matters upon which the shareholders will act at the annual meeting. Our Company’s Annual Report for 2019 is also enclosed.

We continue to monitor coronavirus (COVID-19) developments and the related recommendations and protocols issued by public health authorities and federal, state, and local governments. If we determine that alternative Annual Meeting arrangements are advisable or required, including the possibility that the Annual Meeting may be held solely by means of remote communication, then we will announce our decision to do so in advance, and additional information will be available on our Investors Relations website at www.fmbankva.com/investor-relations.

Sincerely,

F & M BANK CORP.

Mark C. Hanna
President & CEO

F & M BANK CORP.
Timberville, Virginia

Notice of Annual Meeting of Shareholders
To the Shareholders of F & M Bank Corp.

The annual meeting of shareholders of F & M Bank Corp. (the Company) will be held on Saturday, May 2, 2020, at 5:30 P.M. at Broadway High School, Broadway, Virginia, for the following purposes:

1.	Election of three directors, John N. Crist, Daniel E. Harshman and Dean W. Withers each for a three-year term expiring in 2023 and one director, Anne B. Keeler, for a one-year term expiring in 2021.

2.	Ratification of the appointment of Yount, Hyde & Barbour, P.C. as independent auditors for 2020.

3.	An advisory vote to approve the compensation of the Company’s named executive officers disclosed in the Proxy Statement.

4.	Approval of the F&M Bank Corp. 2020 Stock Incentive Plan.

5.	Transaction of such other business as may properly come before the meeting. Management is not aware of any other business, other than procedural matters incident to the conduct of the Annual Meeting.

Only shareholders of record at the close of business on March 2, 2020 are entitled to notice of and to vote at the annual meeting or any adjournments thereof.

To assure that your shares are represented at the annual meeting, please complete, date and sign the enclosed proxy, and return it as soon as possible in the enclosed postage prepaid envelope. You may amend your proxy at any time prior to the closing of the polls at the meeting.

We are monitoring coronavirus (COVID-19) developments and the related recommendations and protocols issued by public health authorities and federal, state, and local governments. If we determine that alternative Annual Meeting arrangements are advisable or required, including the possibility that the Annual Meeting may be held solely by means of remote communication, then we will announce our decision to do so in advance, and additional information will be available on our Investors Relations website at
www.fmbankva.com/investor-relations.

By Order of the Board of Directors

Stephanie E. Shillingburg, Secretary

April 3, 2020

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
PROXY MATERIALS FOR THE SHAREHOLDER MEETING
TO BE HELD ON MAY 2, 2020.
The proxy statement and the Company’s 2019 annual report on Form 10-K are available at http://www.snl.com/irweblinkx/GenPage.aspx?IID=1017974&GKP=203204

F & M BANK CORP.
P. O. Box 1111 Timberville, Virginia 22853

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies for use at the annual meeting of shareholders of F & M Bank Corp. (the Company) to be held Saturday, May 2, 2020 at 5:30 P.M. at Broadway High School Broadway, Virginia, and at any adjournments thereof (the Annual Meeting). The principal executive offices of the Company are located at 205 South Main Street, P. O. Box 1111, Timberville, Virginia 22853. The approximate mailing date of this Proxy Statement and the accompanying proxy is April 3, 2020.

The accompanying proxy is solicited by the Board of Directors of the Company (the Board). The cost of the solicitation of proxies will be borne by the Company. Solicitations will be made only by the use of the mail, except that, if necessary, officers, directors and regular employees of the Company, or its affiliates, may make solicitations of proxies by telephone, telegraph or by personal calls. Brokerage houses and nominees may be requested to forward the proxy solicitation material to the beneficial owners of the stock held of record by such persons, and the Company may reimburse them for their charges and expenses in this regard.

All properly executed proxies delivered pursuant to this solicitation will be voted at the Annual Meeting in accordance with any instructions thereon. Any record holder signing and mailing the enclosed proxy, voting online or by telephone may, nevertheless, revoke the proxy at any time prior to the actual voting thereof by (i) filing written notice thereof with the Secretary of the Company (Stephanie Shillingburg, Secretary, F & M Bank Corp., P. O. Box 1111, Timberville, Virginia 22853); (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting or any adjournment thereof and giving the Secretary notice of his or her intention to vote in person. If your shares are held by a brokerage house or nominee, please follow the instructions delivered with the notice from your broker or nominee or contact your broker or nominee for instructions on how to change or revoke your vote.

An Annual Report to shareholders, including audited financial statements for the year ended December 31, 2019, is being mailed to the Company’s shareholders concurrently with this Proxy Statement, but is not part of the proxy solicitation materials.

Interested shareholders may obtain, without charge, a copy of the Company’s Annual Report on Form 10- K for the fiscal year ended December 31, 2019, as filed with the Securities and Exchange Commission (“SEC”), upon written request to Stephanie Shillingburg, Secretary, F & M Bank Corp., P. O. Box 1111, Timberville, Virginia 22853.

OUTSTANDING SHARES AND VOTING RIGHTS

Only common shareholders of record at the close of business on March 2, 2020 will be entitled to vote at the Annual Meeting. As of March 2, 2020, the Company had outstanding 3,202,673 shares of its common stock, $5 par value (Common Stock), each of which is entitled to one vote at the Annual Meeting. On the record date, the Company had outstanding 206,660 shares of the Company’s 5.10% Series A Noncumulative Mandatorily Convertible Preferred Stock,
$5.00 par value per share, having a liquidation preference of $25.00 per share (the Series A Preferred Stock). Holders of the Series A Preferred Stock do not have a right to vote on the matters to be voted on at the Annual Meeting.

A majority of votes entitled to be cast on matters considered at the Annual Meeting constitutes a quorum. If a share is represented for any purpose at the Annual Meeting, it is deemed to be present for purposes of establishing a quorum. Abstentions and shares held of record by a broker or its nominees on behalf of beneficial owners (Broker Shares) that are voted on any matter are included in determining the number of votes present or represented at the Annual Meeting. Conversely, Broker Shares that are not voted on any matter will not be included in determining whether a quorum is present. If a quorum is established, directors will be elected by a plurality of the votes cast by shareholders at the Annual Meeting, and the auditors will be ratified, the advisory vote to approve the compensation of the named executive officers will be approved, and the 2020 Stock Incentive Plan will be approved, each by a majority of the votes cast by shareholders at the Annual Meeting. Broker shares may not be cast in the election of directors, advisory vote on executive compensation or approval of the 2020 Stock Incentive Plan without instruction from the beneficial owner of the shares. Votes that are withheld or abstentions and Broker Shares that are not voted will not be included in determining the number of votes cast and will not have any effect on the outcome of any of the matters at the Annual Meeting.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth the number and percentage of shares of Common Stock beneficially owned, as of March 2, 2020, by each of the Company’s directors and nominees, each of the executive officers named in the “Summary Compensation Table” below and all of the Company’s directors and executive officers as a group. For the purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, under which, in general, a person is deemed to be a beneficial owner of a security if he or she has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he or she has the right to acquire beneficial ownership of the security within 60 days.

The address for each of the individuals listed in the table is in care of the Company, P. O. Box 1111, Timberville, Virginia 22853.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership[1]	Percent of Class[2]
Edward Ray Burkholder	867[3]	*
Larry A. Caplinger	209,678[4]	6.54%
John N. Crist	29,131[5]	*
Mark C. Hanna	2,514[6]	*
Daniel J. Harshman	733[7]	*
Neil W. Hayslett	15,548[8]	*
Michael W. Pugh	9,349[9]	*
Christopher S. Runion	3,452[10]	*
Dean W. Withers	39,006[11]	1.22%
Peter H. Wray	900[12]	*
Anne B. Keeler	200[13]	*
Stephanie E. Shillingburg	9,306[14]	*
Edward Strunk	3,361[15]	*
Joshua L. Hale	3,407[16]	*
Directors and executive officers as a group (14 persons)	327,452[17]	10.22%

*Less than one percent (1%).

1Numbers rounded to next whole share.

2Based on 3,202,673 shares of common stock issued and outstanding on March 2, 2020.

3Includes 867 shares owned directly by Mr. Burkholder.

4Includes 2,655 shares owned directly, 5,801 shares owned jointly with his spouse, 1,114 shares in Mr. Caplinger’s Traditional IRA, 1,000 shares in Mr. Caplinger’s Deferred Compensation Plan and 189,349 shares owned by the Company’s Stock Bonus Plan over which Mr. Caplinger has voting power in his capacity as plan trustee.

5Includes 13,102 shares owned directly, 1,689 shares owned by Mr. Crist’s IRA, 140 shares owned by Mr. Crist’s Roth IRA, 12,200 shares owned by his personal 401(k) plan.

6Includes 2,514 shares owned directly by Mr. Hanna.

7Includes 600 shares owned directly and 133 shares owned jointly with his spouse.

8Includes 9,239 shares owned directly, 309 shares owned jointly with Mr. Hayslett’s children, and 6,000 shares held by Mr. Hayslett’s Non-Qualified Deferred Compensation Plan.

9Includes 7,771 shares owned jointly with his spouse, and 1,638 shares held by a simplified employee plan for Mr. Pugh’s benefit.

10Includes 500 shares owned jointly with his spouse, 500 shares held by Mr. Runion’s Non-Qualified Deferred Compensation Plan and 2,452 shares held in Mr. Runion’s IRA.

11Includes 7,878 shares owned directly, 14,441 shares owned by Mr. Withers’ Traditional IRA, 637 owned by Mr. Withers’ Roth IRA, 13,871 shares held by Mr. Withers’ Non-Qualified Deferred Compensation Plan and 2,179 shares owned by his spouse.

12Includes 900 shares owned directly by Mr. Wray.

13Includes 200 shares owned directly by Ms. Keeler.

14Includes 5,807 shares owned directly, 2,500 by Ms. Shillingburg’s Non-Qualified Deferred Compensation Plan and 1,000 shares by Ms. Shillingburg’s Traditional IRA.

15Includes 3,361 shares owned directly by Mr. Strunk.

16Includes 3,407 shares owned directly by Mr. Hale.

17Includes 189,349 shares owned by the Company’s Stock Bonus Plan over which Larry A. Caplinger and Carrie A. Comer has voting power in their capacity as plan trustees.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information, as of March 2, 2020, unless otherwise noted, regarding the number of shares of Common Stock beneficially owned by all persons known by us who own, or will own under certain conditions, five percent or more of our outstanding shares of Common Stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class[1]
Larry A. Caplinger P. O. Box 1111 Timberville, VA	209,678[2]	6.54%
Carrie A. Comer P. O. Box 1111 Timberville, VA	193,177[3]	6.03%

1Based on 3,202,673 shares of common stock issued and outstanding on March 2, 2020.
2Includes 2,655 shares owned directly, 5,801 shares owned jointly with his spouse, 1,114 shares in Mr. Caplinger’s Traditional IRA, 1,000 shares in Mr. Caplinger’s Deferred Compensation Plan and 189,349 shares owned by the Company’s Stock Bonus Plan over which Mr. Caplinger and Carrie A. Comer have voting power in their capacity as plan trustees.
3Includes 189,349 shares owned by the Company’s Stock Bonus Plan over which Ms. Comer and Larry A. Caplinger have voting power in their capacity as plan trustees.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and any persons who own more than 10% of the Common Stock, to file with the SEC reports of ownership and changes in ownership of Common Stock. Officers and directors are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such reports furnished to the Company or written representation that no other reports were required, the Company believes that, during 2019, all filing requirements applicable to its officers and directors were timely complied.

PROPOSAL ONE  ELECTION OF DIRECTORS

The term of office for the current Class C directors expires at the Annual Meeting. The Board has nominated such directors, namely John N. Crist, Daniel J. Harshman and Dean W. Withers, for reelection, for a three-year term, at the Annual Meeting. Also, Anne B. Keeler was appointed to the board in October 2019 has been nominated to serve as a Class A Director for election for a one-year term, at the Annual Meeting. The persons named as proxies in the accompanying form of proxy, unless instructed otherwise, intend to vote for the election of each of these nominees for directors. If any nominee should become unavailable to serve, the proxy may be voted for the election of a substitute nominee designated by the Board. The Board has no reason to believe that any of the nominees will be unable to serve if elected.

The Board recommends that you vote FOR the election of the director nominees set forth in the Proxy Statement.

INFORMATION CONCERNING DIRECTORS AND NOMINEES

The following information, including the principal occupation during the past five years, is given with respect to the nominees, all of whom are current directors, for election to the Board at the Annual Meeting, as well as all directors continuing in office.

Name and Age	Director Since	Principal Occupation During the Last Five Years

Directors Nominees
 CLASS C DIRECTORS
(to serve until the 2023 annual meeting of shareholders)

John N. Crist (70)	2001
Attorney,  Partner  at  Hoover  Penrod  PLC.  John  is  a  graduate  of Virginia Tech and Marshall-Wythe School of Law, College of William and Mary. He has been an attorney practicing in Harrisonburg since 1976 with heavy emphasis on real estate and estate matters. He was appointed by the Judges of the Circuit Court of Rockingham County to a second four (4) year term as Commissioner of Accounts for Harrisonburg/Rockingham County beginning January 1, 2017 after serving as Assistant Commissioner from 2000 to 2012.

In this position, he is charged with auditing fiduciary accountings for estates, trusts and foreclosures. He is a member of the Virginia State Bar and has served as President and Secretary/Treasurer of the local bar association. He served as a director of First Citizens Bank & Trust Advisory Board. from 1997 to 2000. He also serves as Chairman of the Board of F&M Mortgage and VSTitle, both affiliates of the company, and on the Company’s Augusta County Advisory Board. Mr. Crist’s skills and experience advisory board of another financial institution, make him uniquely qualified to serve the Company in areas including corporate governance and real estate law.

Daniel J. Harshman (68)	2001
Mayor of the Town of Edinburg since 1992 and serving as its Town Manager from 1996 until 2010. Mr. Harshman graduated from Virginia Commonwealth University.  He has opened and  operated  a home accessory and gift shop, owned and operated the Spring House Restaurant in Woodstock, VA, purchased and renovated six older homes to preserve the historic properties in the town and has sold all but one. He has been involved in Town Government since 1985 serving in numerous capacities in addition to Mayor and Town Manager; he continues to be responsible for the preparation of Edinburg’s annual budget and oversight of all functions of the Town including a Police Department, Public Works, Water Treatment Facility and Waste Water Treatment Facility. He also serves on the Shenandoah County Tourism Council, is Treasurer of the Edinburg Heritage Foundation, serves on the Management Committee for Shenandoah County Artisan Trail and is sole trustee of his church’s preservation trust managing funds in the mid six figures. Mr. Harshman’s skills and experience as a small business owner, town manager and mayor benefit the Company in his understanding of business operations, supervision and local ordinances.

Dean W. Withers (63)	2004
Vice Chairman since December 2018. CEO of the Bank from December 2017 to June 2018. President and CEO of the Bank from May 2004 to December 2017; Executive Vice President of the Bank from Jan. 2003 to May 2004; Vice President of the Bank from 1993 to 2003. Mr. Withers has thirty-nine years of banking experience including fourteen years as President/CEO of Farmers & Merchants Bank. He graduated from James Madison University and Graduate School of Banking at LSU. He also serves as a director of Valley Southern Title. In the past, he has served as a director in the Virginia Association of Community Banks, Virginia Bankers Association Benefits Corporation and Rockingham Memorial Hospital Foundation. Mr. Withers’ education, experience and skills as President and CEO and former commercial lender benefit the Company through his understanding of bank operations, corporate governance and lending.

CLASS A DIRECTOR
(to serve until the 2021 annual meeting of shareholders)

Anne B. Keeler (58)	2019
Anne Keeler has served as the Vice President for Finance and Treasurer of Bridgewater College since 1998.  Prior to assuming the Vice President’s role, Anne served one year in the President’s role, she served one year in the President’s Office of the College, as a financial analyst.  Mrs. Keeler came to the college from First Union Bank, where she managed the statewide agribusiness banking unit from the company’s Harrisonburg office.  She also has experience in the public highest education sector, having worked in the procurement office of James Madison University as a buyer specialist. Anne holds a master’s degree in accounting from James Madison University and a Bachelor of Science degree from the College of Agriculture at Virginia Tech.  She is a licensed Certified Public Accountant and completed the College Business Management Institute (CBMI), a continuing education certificate program for higher education administrators at the University of Kentucky.  Anne has served on the board of directors for the Rockingham Group, a regional personal and specialty lines insurance company, for fifteen years.  She is currently chair of the audit committee and was board chair from 2008-2010.  She is a founding board member of both the Virginia Private Colleges Benefits Consortium (VPCBC) and the “Section 403(b) Defined Contribution Plan for Tax-Exempt Colleges and Universities in Virginia”, currently serving as a board officer (secretary and treasurer, respectively) for both plans. Ms. Keeler was originally recommended for election to the Board by the Corporate Governance Committee.

Director Continuing in Office
CLASS B DIRECTORS
                            (to serve until the 2022 annual meeting of shareholders)

Edward Ray Burkholder (46)	2015
Executive Senior Vice President of Balzer and Associates, Inc. since 2012.  He holds a Bachelor of Landscape Architecture from Virginia Tech.  In 2000 acquired his Virginia State Professional Certification in Landscape Architecture.  Mr. Burkholder has held many positions within the firm since 1997.  In 2003 he opened a branch office in Staunton after working in the Richmond market for 7 years.  Key roles involve master planning, land development consulting, rezoning, highest and best use land analysis and studies, overseeing local and regional land development projects, and corporate management as a director of the Board.  For the past 5 years, he either has served or is serving as a director for Victory Worship Center, Staunton Rotary, and Augusta Home Builders Association.  Other memberships included the Virginia Economic Development Association, Shenandoah Valley Partnership, and Augusta Chamber of Commerce.  Mr. Burkholder’s experience benefits the company due to his vast diversity of land development projects and understanding of local and state land use regulatory requirements.

Larry A. Caplinger (67)	2012
Executive Vice President from November 2007 to December 2018 (Retired); Corporate Secretary from January 1992 to January 2019; Executive Vice President and Chief Projects Officer from January 2018 to December 2018; Executive Vice President and Chief Lending Officer of the Bank and the Company from November 2007 to January 2018. Prior to that time, he served as Senior Vice President of the Bank from May 1990 to November 2007, and Senior Vice President  the Company from April 2002 until November 2007. Larry has held a number of positions with the bank and the Company over his 46-year career. He graduated from Blue Ridge Community College with an Associate Degree in Accounting. Larry is also a graduate of Virginia Bankers Association School of Bank Management and the ABA Agricultural Lending School. He has completed various classes from American Institute of Banking. He serves as Secretary to the F&M Bank Corp. Board and as a director of VBS Mortgage and Valley Southern Title. Mr. Caplinger is a Life Member of the Timberville Volunteer Fire Department. His education, skills and experience as Executive Vice President and Senior Loan Officer continue to benefit the Company through his understanding of the agri-business industry, lending and bank operations.

Michael W. Pugh (65)	1994
Chairman of the Board of the Bank & Company since December 2018. President of Old Dominion Realty, Inc. and Vice President of Colonial Appraisal Service, Inc. Mr. Pugh has been President of Old Dominion Realty, Inc. for 43 years. He was issued a Virginia Certified General Appraisal license in 1992, a Virginia real estate broker’s license in 1976 and a West Virginia real estate broker’s license in 1982. He has completed numerous classes and certifications related to the real estate field. He has served as a director in the following entities: Bankers Title Shenandoah, F&M Mortgage, Valley Southern Title, Old Dominion Realty, Inc., Colonial Appraisal Service, Inc. and Sunnyside Retirement Communities. Mr. Pugh’s skills and experience relating to real estate sales, development and appraisals benefit the Company in evaluating real estate investments and collateral values for real estate loans.

Christopher S. Runion (61)	2010
President of Eddie Edwards Signs, Inc. and managing member of Heifer Investments, L.L.C. Mr. Runion has served in these capacities for over 25 years. Mr. Runion recently was recently elected to Virginia House of Delegates, serving the 25th District representing portions of Rockingham, Augusta and Albemarle counties. He holds a Bachelor of Science – Accounting from Virginia Polytechnic Institute and State University and a Masters – Business Administration from James Madison University. He is serving or has served as a director in the following entities during the past 5 years: Shenandoah Valley Economic Education, Inc., Rotary Club of Harrisonburg, Lantz Construction Company, Rockingham Mutual Insurance Companies, and Rockingham Development Corporation. Mr. Runion is  a former member of the Rockingham County Planning Commission. He has also been involved in farming his entire life. Mr. Runion’s education, skills and experience relating to commercial and institutional business activity benefit the Company in evaluating various business opportunities and scenarios.

Directors Continuing in Office
CLASS A DIRECTORS
(to serve until the 2021 annual meeting of shareholders)

Mark C. Hanna (51)	2017

CEO of the Company and Bank since July 2018.  President of the Company and Bank since December 2017.  Mr. Hanna brings over 29 years of banking experience to the position, serving as President of Hampton Roads Region at Eastern Virginia Bankshares, Inc. since February 2015.  Mr. Hanna was named President of Virginia Company bank in September 2005 and served as President and CEO of this organization from November 2006 to February 2015.  Prior joining Virginia Company Bank, he served as Area Executive for BB&T in Peninsula of Virginia.  He graduated from Wake Forest University in Winston-Salem, NC with a  Bachelor of Science in May 1990 and earned a Masters of Business Administration with Honors from the University of North Carolina at Greensboro in July of 1988.

Peter H. Wray (51)	2017

President of Wray Realty, Inc. and Principal Broker of Triangle Realtor since 2002. Owner/Partner in multiple commercial real estate developments throughout central and western Virginia. Mr. Wray specializes in commercial and investment real estate. He holds a Bachelor of Arts  in Environmental  Science from the University of Virginia. Mr. Wray is a licensed Broker in Virginia and North Carolina. He is a member of multiple professional organizations including the National Association of Realtors (NAR), Shenandoah Valley Economic Partnership (SVEP), International Council of Shopping Centers (ICSC) and the Certified Commercial Investment Members (CCIM). He is a member of the Board of Directors for the Shenandoah Valley First Tee Program. Mr. Wray has assisted with some of the region’s most successful commercial real estate projects. He has represented many local, regional, and national companies with their purchasing, sales, leasing, and development requirements. Mr. Wray has completed every type of commercial real estate transaction from office, industrial, and multifamily to shopping centers, office, and hotels. real estate financing. He has significant experience with every aspect of new construction, rezoning, transportation issues, and commercial Mr. Wray’s experience in the commercial real estate industry benefits the company in evaluating commercial loan requests and identifying new areas for loan portfolio growth.

CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS

   General

The business and affairs of the Company are managed under the direction of the Board of Directors in accordance with the Virginia Stock Corporation Act and the Company’s Articles of Incorporation and Bylaws. Members of the Board are kept informed of the Company’s business through discussions with the Chairman of the Board, the Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

Board Leadership

The Board of Directors is made up of ten members, including seven outside directors and three current or former officers of the Company. The Board leadership structure includes the Chairman of the Board and Vice Chairman of the Board, neither of whom currently serve as the principal executive officer of the Company. The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board, as the Board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board. The Board has determined that having an independent director serve as Chairman is in the best interest of the Company's shareholders at this time. This structure ensures a greater role for the independent Directors in the oversight of the Company and active participation of the independent Directors in setting agendas and establishing Board priorities and procedures. Further, this structure permits the CEO to focus on the management of the company's day-to-day operations.

Risk Oversight

The Board has appointed several committees including Audit, Asset/Liability (ALCO), Operational Risk and Corporate Governance. In addition to the Board’s overall policy making authority and risk management responsibilities, these committees are delegated authority with respect to their various areas of operation. One area of significant risk to financial institutions revolves around the risks associated with the monitoring of existing and proposed loan relationships. The Board receives a number of monthly and quarterly reports that assist in tracking and mitigating lending risk. The Board has also established an Executive Loan Committee which convenes periodically, either in person or telephonically to consider new loan requests.

Code of Ethics

The Board of Directors has approved a Code of Ethics for Senior Financial Officers of the Company and the Bank. This document covers the Company’s President/Chief Executive Officer and the Chief Financial Officer. The Code of Ethics states that the Senior Financial Officers are expected to conduct business and act in an honest and ethical manner; provide full, fair, accurate, timely and understandable financial reports; report any significant deficiencies in the Company’s internal controls over financial reporting; may not use corporate property, information, or position for improper personal gain or compete with the Company; endeavor to protect the Company’s assets and ensure their efficient use; and respect the rights of and deal fairly with the Company’s customers, suppliers, competitors and employees. It is available upon request to the Secretary of the Company at P. O. Box 1111, Timberville, VA 22853.

Independence of Directors

The Board of Directors in its business judgment has determined that the following seven of its ten members are independent as defined by the listing standards of the Nasdaq Stock Market (“Nasdaq”): Edward Ray Burkholder, John N. Crist, Daniel J. Harshman, Michael W. Pugh, Christopher S. Runion, Peter H. Wray and Anne B. Keeler.

Our Board of Directors has established standards under which we view the following as impairing a director’s independence:

●	a director who is or at any time during the past three years was our employee, or whose immediate family member is or at any time during the past three years was an executive officer;

●
a director who received, or whose immediate family member received, more than $120,000 per year in direct compensation from us during any period of twelve consecutive months within the past three years, other than director and committee fees and pension or other forms of deferred compensation for prior service;

●
a director who is or at any time during the past three years was affiliated with or employed by, or whose immediate family member is or at any time during the past three years was affiliated with or employed in a professional capacity by, our present or former internal or external auditor;

●
a director who is employed, or whose immediate family member is employed, as an executive officer of another company where at any time during the past three years any of our executives served on that company’s compensation committee; and

●
a director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company that makes payments to, or receives payments from, us for property or services in an amount which, in any single fiscal year, exceeds the greater of $200,000 or 5% of such other company’s consolidated gross revenues.

While we conduct business with several of our directors, including Edward Ray Burkholder (engineering expertise), John Crist (legal services), Michael Pugh (real estate appraisal services, sales and leasing), Christopher Runion (signage), and Peter Wray (real estate sales and leasing). The total amounts paid to the entities with which our directors are affiliated are significantly less than the thresholds outlined above. Directors Withers and Caplinger are not considered independent due to their recent employment relationships with the Company. Director Hanna is not considered independent due to his current employment by the Company. Other than those described above and under “Certain Relationships and Related Transactions,” the Board of Directors did not consider any transactions, relationships or arrangements in determining director independence.

Board and Committee Meeting Attendance

There were 12 meetings of the Board of Directors of the Company in 2019. Each director attended greater than 75% of the aggregate number of meetings of the Board of Directors and meetings of committees of which the director was a member in 2019. The Board of the Bank, which met 12 times in 2019, primarily manages all matters for the Bank. All the directors of the Company are also directors of the Bank.

9

Committees of the Board

The Company has an Audit Committee. The Company does not have a standing Nominating Committee. The Company does not have a standing Compensation Committee; however, the Bank has a Compensation Committee. Since compensation is paid through the Bank, the Bank’s Compensation Committee evaluates compensation policies and makes recommendations to the Company’s Board. These recommendations are considered for approval by the independent directors of the Company. Other standing committees for the Bank include the ALCO Committee, Corporate Governance Committee and Building Committee.

Audit Committee

The Audit Committee assists  the Board of Directors in fulfilling the Board’s  oversight responsibility to the shareholders relating to the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the qualifications, independence and performance of the Company’s independent auditors and the performance of the internal  audit function. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company. The Board of Directors has adopted a written charter for the Audit Committee which can be found on our website at www.fmbankva.com/About/Investor-Relations.

The members of the Audit Committee are Daniel J. Harshman, Christopher S. Runion and Anne B. Keeler, all of whom the Board in its business judgment has determined are independent as defined by the SEC regulations and the listing standards of Nasdaq. The Board of Directors also has determined that all of the members of the Audit Committee have sufficient knowledge in financial and auditing matters to serve on the Audit Committee and that Mr. Runion qualifies as an audit committee financial expert as defined by SEC regulations.

The Audit Committee met five times in 2019. For additional information regarding the Audit Committee, see “Audit Information-Audit Committee Report” on pages 18 and 19 of this Proxy Statement.

Compensation Committee

The Bank’s Compensation Committee reviews our executive officers  performance  and  compensation,  reviews  and  sets  guidelines  for  compensation  of  all  employees and makes compensation recommendations to the Board.  All recommendations of the Bank’s Compensation Committee relating to the compensation of our executive officers are reported to the Company’s Board of Directors for approval by the independent directors. There is no Compensation Committee Charter.

The members of the Bank’s Compensation Committee are Edward Ray Burkholder, Daniel J. Harshman, Peter H. Wray, Michael W. Pugh and Anne B. Keeler, all of whom the Board in its business judgment has determined are independent as defined by the SEC regulations and the listing standards of Nasdaq. The Compensation Committee met one time in 2019.

Director Nomination Process

The Company currently does not have a standing nominating committee. The entire Board performs the functions of a nominating committee. The Board does not believe it needs a separate nominating committee because the full Board is comprised predominantly of independent directors (as that term is defined by Nasdaq’s listing standards) and has the time and resources to perform the function of selecting board nominees. The President/CEO as a management director, abstains from discussions and voting for nominees. When the Board performs its nominating function, the Board acts in accordance with the Company’s Articles of Incorporation and Bylaws but does not have a separate charter related to the nomination process.

Should a vacancy occur on the Board of Directors of the Company, the Board would look to the Corporate Governance Committee’s list of director qualifications (listed below) and consider these qualifications in developing a pool of potential nominees from the communities served by the Company. The Board would then appoint the candidate who was best qualified following discussions among the independent directors. The Board also considers potential nominees submitted by shareholders.

10

The Company’s independent directors consider, at a minimum, the following factors in recommending to the Board potential new directors, or the continued service of existing directors:

●	The ability of the prospective nominee to represent the interests of the shareholders of the Company;
●	The prospective nominee’s standards of integrity, commitment and independence of thought and judgment;
●
The prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards; and

●	The extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board of Directors.

Shareholders entitled to vote for the election of directors may submit candidates for formal consideration by the Company in connection with an annual meeting of shareholders by providing the Company with timely written notice, in proper form, for each such recommended director nominee. If the notice is not timely and in proper form, the nominee will not be considered by the Company. To be timely for the 2021 annual meeting, the notice must be received within the time frame set forth in “Shareholder Proposals” on page 20 of this Proxy Statement. To be in proper form, the notice must include each nominee’s written consent to be named as a nominee and to serve, if elected, and information about the shareholder making the nomination and the person nominated for election. These requirements are more fully described in Section 2.5 of the Company’s Bylaws, a copy of which will be provided, without charge, to any shareholder upon written request to the Secretary of the Company, whose address is P. O. Box 1111, Timberville, VA 22853.

While the Company does not have a diversity policy, we consider diversity of the Board based on a number of factors including the geographic locations of potential directors within our branch network, educational background and work experience.

Annual Meeting Attendance

The Company encourages members of the Board of Directors to attend the annual meeting of shareholders. Nine of the directors attended the 2019 annual meeting.

Communications with Directors

Any director may be contacted by writing to him or her c/o P. O. Box 1111, Timberville, VA 22853. Communications to the non-management directors as a group may be sent to the same address, c/o the Secretary of the Company. The Company promptly forwards, without screening, all such correspondence to the indicated directors.

Anti-Hedging Policy

The Company currently does not have any policies with respect to financial instruments or transactions in derivative securities or otherwise that hedge or offset any decrease in the market value of the Company’s common stock.

Director Compensation

The following table shows  the compensation earned by each of the non-employee directors during 2019. Mr. Hanna does not receive any additional compensation for service as a director. Compensation included meeting fees, retainers and bonuses.

DIRECTOR COMPENSATION
Fiscal Year 2019

Name	Fees Earned or Paid In Cash ($)	Total ($)
Edward Ray Burkholder	39,950	39,950
John N. Crist	41,200	41,200
Daniel J. Harshman	42,950	42,950
Dean W. Withers	40,950	40,950
Michael W. Pugh	50,050	50,050
Christopher S. Runion	43,450	43,450
Larry A. Caplinger	42,050	42,050
Peter H. Wray	39,350	39,350
Anne B. Keeler	2,800	2,800
Richard S. Myers[1]	40,050	40,050
Ronald E. Wampler[2]	39,350	39,350

             1 Mr. Richard Myers retired from the board in February 2020
            2 Mr. Ronald Wampler retired in January 2020.

All directors of the Company, who are also directors of the Bank, received $1,200 for each board meeting attended, $400 for each ALCO, Operational Risk and Corporate Governance Committee meeting attended, $400 for each Compensation Committee meeting attended and $500 for each Audit Committee meeting attended. Since the Company and Bank board meetings are held on the same day, members are only paid one fee of $1,200 for their attendance at the combined meeting. In addition to meeting fees, each director received a quarterly retainer of $5,000 to compensate for time spent on bank-related activities outside normal meeting structure. Each Director also received a bonus of $1,040 for 2019 which was paid in 2020. Directors receive no other benefits. The Audit Committee is a Company committee. All other committees are Bank committees

Executive Officers Who Are Not Directors

Stephanie E. Shillingburg, 58, has served as Executive Vice President/Chief Banking Officer since July 2016, Executive Vice President/Chief Retail Officer from June 2013 until July 2016, Senior Vice President/Branch Administrator from February 2005 until June 2013. She also served as Vice President/Branch Administrator from March 2003 until February 2005 and as Branch Manager of the Edinburg Branch from February 2001 until March 2003. Ms. Shillingburg has been in the banking industry  since 1978.

Carrie A. Comer, 50, has served as Executive Vice President and Chief Financial Officer of the Company and F&M Bank since March 2018. Ms. Comer served as Senior Vice President and Chief Financial Officer of the Company and F&M Bank from June 2013 until March 2018. Ms. Comer served as Vice President and Controller of F&M Bank from March 2009 to June 2013. From December 2005 to March 2009, Ms. Comer served as Assistant Vice President and Controller of F&M Bank.

Edward A. Strunk, 63, has served as Executive Vice President and Chief Credit Officer since March 2018. Previous roles with F&M Bank were as Chief Lending Officer, Senior Lending Officer, Commercial Loans Administrator, and Business Development Officer.  Mr. Strunk joined F&M Bank in May 2007 but has been employed in the banking industry for over 38 years.

Barton E. Black, 49, has served as Executive Vice President and Chief Strategy & Risk Officer of the Bank and Company since March 1, 2019. Prior to joining the Company, he served as Managing Director at Strategic Risk Associates, a financial services consulting company based in Virginia from August 2012 to February 2019.

EXECUTIVE COMPENSATION

Summary Compensation

The Summary Compensation Table below sets forth the compensation of the Company’s named executive officers for all services rendered to the Company and the Bank for 2019. None of our executive officers are covered by employment agreements. See the Summary of Compensation Policies on pages 13 to 16 of this Proxy Statement for further information regarding how salaries and bonuses are established.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Non-Equity Incentive Plan Compensation ($)[1]	All Other Compensation ($)[2]	Total ($)
Mark C. Hanna President & CEO	2019 2018	380,714 338,015	49,350 49,350	41,975 772	472,039 27,855

Stephanie E. Shillingburg EVP/Chief Banking Officer	2019	182,979	23,970	26,277	233,226

Edward A. Strunk EVP/Chief Credit Officer	2019	177,013	23,265	24,457	224,735

Neil W. Hayslett[3] EVP & Chief Operating Officer	2019 2018	280,430 270,000	38,070 38,070	96,439 38,770	414,939 346,840

Joshua L. Hale[4] EVP & Chief Lending Officer	2019	183,404	21,855	22,772	228,031

1The amounts in this column represent non-equity incentive plan compensation pursuant to the Executive Incentive Plan approved for the year listed; however, the actual payments were not made until after the end of each year.
2The amounts in this column are detailed in the table titled “All Other Compensation” below.
3Mr. Hayslett retired on October 15, 2019.
4Mr. Hale resigned on October 15, 2019.

ALL OTHER COMPENSATION TABLE

Name	Year	401(k) Company Match	Company ESOP Contribution[1]	Company Deferred Compensation Contribution[2]	Life Insurance Premiums[3]	Severance Payment	Total ($)
Mark Hanna	2019 2018	7,294 7,235	9,625 --	22,536 --	2,520 840	-- --	41,975 30,611

Stephanie Shillingburg	2019	7,142	7,332	10,946	857	--	26,277

Edward Strunk	2019	5,940	7,061	10,624	832	--	24,457

Neil Hayslett	2019 2018	9,800 9,275	9,625 10,800	24,002 17,385	1,134 1,310	51,878 --	96,439 38,770

Joshua Hale	2019	5,413	6,728	9,980	651	--	22,772

    1The Company has established an Employee Stock Ownership Plan that covers all eligible full and part time employees, including the executive officers. The plan serves as a long-term incentive for employees to promote the achievement of goals which create value for our shareholders. See Summary of Compensation Policies on pages 13 to     16 of the Proxy Statement for further details.
2The Company has established a nonqualified deferred compensation plan for the benefit of our directors and certain employees, including the executive officers, to defer receipt of salary or bonus payments. See Summary of Compensation Policies on pages 13 to 16 of the Proxy Statement for further details.
3The amounts in this column represent the annual premium of group term life insurance with a death benefit equal to three times annual compensation.

Other Compensation

The Company has not made any grants of stock options or stock awards to its named executive officers. The Company has Executive Incentive Plan. In addition, none of the named executive officers hold any unexercised stock options or unvested stock awards as of December 31, 2019.

Retirement Benefits

The Bank has a noncontributory, defined benefit pension plan that conforms to the Employee Retirement Income Security Act of 1974, as amended (ERISA) for all full-time employees hired before April 1, 2012. The amount of benefits payable under the plan is determined by an employee’s period of credited service. The amount of normal retirement benefit will be determined based on a participant’s credited service, earnings and the benefit formula as described in the plan’s adoption agreement. The plan provides for early retirement for participants with 10 years of vesting service and the attainment of age 55. A participant who terminates employment with five or more years of vesting service will be entitled to a benefit. The benefits are payable in single or joint/survivor annuities, as well as a lump sum payment option upon retirement or separation of service (subject to limitations as described in the plan’s adoption agreement).

Severance and Change in Control Benefits

In 1996, the Company and the Bank adopted a change in control severance plan that became effective July 1, 1996. The plan covers employees designated by the Company’s Board of Directors, including Mr. Hanna, Ms. Shillingburg and Mr. Strunk.

Under the plan, a “covered termination” is a cessation of employment with the Company or its then affiliates within 36 months after a change in control (as defined in the plan) on account of either (i) termination of employment by the covered employee for good reason (defined to mean the occurrence after a change in control of any of the following: the assignment of duties inconsistent with prior duties, the diminution of responsibilities, a reduction in base salary, a transfer of job location of more than 50 miles, a failure to pay compensation or deferred compensation within seven days after due, a failure to continue participation and benefits under any compensation or benefits plan (or any successor or replacement plan) at as favorable a level, or a failure of the Company to require any successor to the Company to comply with the plan) or (ii) termination initiated by the Company or any of its affiliates for any reason other than death, disability, mandatory retirement or cause (as defined in the plan).

In the event of a covered termination, a covered employee will be entitled to the following severance benefits: (i) continuation of the employee’s base pay (as defined in the plan) through the earlier of his or her death or the third anniversary of the date of the change in control (the severance pay period); (ii) continuation of the availability of coverage, and the employer’s regular contribution towards that coverage, under the employer’s health care plan during the severance pay period for the employee and his or her eligible dependents; (iii) the right to buy any car that the employee is assigned by the employer at its then fair market value; and (iv) a lump sum payment equal to the value of any qualified or nonqualified retirement benefits forfeited by the employee on account of his or her covered termination.

The following table indicates estimated benefits of a covered termination.

Estimated Current Value of Change in Control Benefits (as of December 31, 2019)
	Severance Amount[1]	Other[2]	Total

Mark C. Hanna	1,095,000	20,016	1,123,710

Stephanie E. Shillingburg	537,000	20,016	557,016

Edward A. Strunk	516,000	20,016	536,016

1This amount represents the greater of three times the employee’s base pay at the date of the Change in Control or his base pay at the date of his Covered Termination. The Severance Plan Benefit shall be paid at the same time and in the same manner as the employer’s regular payroll payments rather than as a lump sum payment. Notwithstanding anything contained in the Plan, the payments and benefits under the plan will be reduced to the extent necessary so that no payment shall be subject to excise tax under Section 4999 of the Internal Revenue Code.
2This amount includes the continuation of the availability of health care benefits arising from a Covered Termination during the employee’s 36- month severance pay period. The value to the executive officer of the automobile purchase option contained in the severance plan cannot be determined as it will vary depending on the timing of the event, the book value of the vehicle and the fair market value of the vehicle.

There are no other severance payments except as outlined above in the plan.

Summary of Compensation Policies

Overview. This section provides information regarding the compensation program in place for Mark Hanna, President/CEO, Stephanie E. Shillingburg, EVP/Chief Banking Officer, Edward A. Strunk, EVP/Chief Credit Officer, Neil W. Hayslett, former EVP/Chief Operating Officer, and Joshua L. Hale and former EVP/Chief Lending Officer collectively referred to as our “named executive officers.” This section includes information regarding the overall objectives of our compensation program and each element of compensation that we provide.

The independent members of our Board of Directors administer the Company’s executive compensation program based on the recommendations of the Bank’s Compensation Committee, which the Company’s independent directors review and approve.

General Compensation Objectives. Our overall objectives applicable to our executive officers are to provide a compensation package intended to attract, motivate and retain qualified executives and to provide them with incentives to achieve our annual goals and to increase shareholder value. We recognize the need to implement sound principles that enhance our ability to develop and administer compensation and benefit programs. To this end, we follow certain procedures, including the following:

●	Purchasing survey information related to other Virginia banks of similar size as prepared by the Virginia Bankers Association;
●	Obtaining from FIG Partners, LLC a report of peer banks in Virginia and adjoining states that met certain asset and performance characteristics (the “peer group”).

We rely upon our judgment in making sound compensation decisions, after reviewing the performance of the Company and carefully evaluating the executive’s performance during the year against established goals, leadership qualities, operational performance, business responsibilities, career with the Company, current compensation arrangements and long-term potential to enhance shareholder value. Specific factors affecting compensation decisions for the named executive officers include:

●	Financial measures such as net profit, return on equity (ROE), return on assets (ROA) and efficiency ratio relative to the peer group;
●	Strategic objectives such as the establishment of new branch offices;
●	Launching new or improving existing products that help us reach our goals of being a market leader and to attract and retain customers;
●	Achievement of specific operational goals for the company, including improved productivity, risk management or portfolio management goals;
●	Achieving excellence in their organizational structure and among their employees;
●	Supporting our corporate values by promoting integrity through compliance with laws and regulations.

We generally do not strive for rigid formulas or react to short term changes in business performance in determining the amount or mix of compensation and benefits. The mix of compensation elements is based on the review of the factors outlined above in order to provide the executive with a combination of salary, non-equity incentives and long-term compensation commensurate with responsibilities and competitive with other banks of similar size and characteristics. While we consider the compensation paid by other banks in the benchmarking report and salary survey, we do not attempt to maintain a certain target percentile within these peer groups.

Base Salaries. Our policy is to provide salaries that we believe are necessary to attract and retain qualified executives. The objective of the base salary is to reflect job responsibilities, value to the Company and individual performance with respect to the Company’s goals and objectives. The salaries of the executive officers are reviewed on an annual basis, as well as at the time of a promotion or other change in responsibilities. Increases in salary are based on an evaluation of the individual’s performance and level of pay compared to industry peers as contained in the previously mentioned salary survey and benchmarking report. With regard to named executives’ compensation, we exclude Mr. Hanna from discussion of his compensation and rely on the benchmarking report and other survey information.

Executive Incentive Plan. In June 2015, the Board of Directors adopted a cash Executive Incentive Plan (the “EIP” or “Plan”) to reward certain executive officers for achieving performance goals. The duration of the EIP is indefinite and may be amended or terminated by the Board at any time. Participation is limited to those employees selected by the Compensation Committee of the Board each year. All of the Company’s executive officers, including Mr. Hanna, Mr. Strunk, Mr. Hayslett, Mr. Hale and Ms. Shillingburg, participated in the EIP in 2019.

Under the Plan, the Board is responsible for establishing and approving annual performance objectives for the Company and EIP Participants, based on such criteria as may be recommended by the Compensation Committee, and the award formula by which all incentive awards under the EIP are calculated. Participants are entitled to a cash distribution under the Plan if, upon the approval of the Board, the EIP award is earned as a result of the attainment of the Plan performance objectives and the participant is employed as of the last day of the Plan year. Awards shall be paid in the year following the performance period, once full year earnings have been calculated.

The Company has the right to recover compensation that, in its sole discretion, was unjustly paid to an employee under the Plan. Under the EIP, the Board reserves the right to withhold or adjust individual awards. The Board did not exercise its discretion to withhold rewards for 2019.

In February 2020, the Company paid awards under the Plan to Mr. Hanna, Ms. Shillingburg, Mr. Strunk, Ms. Comer and Mr. Black . The awards were based on the attainment of the Company’s financial performance goals including ROA, ROE, Core Operating Earnings, Efficiency Ratio and Asset Quality, as well as attainment of individual goals for each participant. These amounts are disclosed as Non-Equity Incentive Plan Compensation for 2019 and 2018 in the Summary Compensation Table above.

Retirement Benefits. An important retention tool is the Company’s various retirement plans. We balance the effectiveness of these plans as a compensation and retention tool with the cost to the Company of providing them.

Pension Plan. The Company has a noncontributory pension plan that covers all full-time employees hired prior to April 1, 2012, including the executive officers. This plan conforms to the Employee Retirement Income Security Act of 1974, as amended (ERISA). The amount of benefits payable under the plan is determined by an employee’s period of credited service. The amount of normal retirement benefit will be determined based on a participant’s credited service, earnings and the benefit formula as described in the plan’s adoption agreement. The plan provides for early retirement for participants with 10 years of vesting service and the attainment of age 55. A participant who terminates employment with five or more years of vesting service will be entitled to a benefit. The benefits are payable in single or joint/survivor annuities, as well as a lump sum payment option upon retirement or separation of service (subject to limitations as described in the plan’s adoption agreement).

Deferred Compensation Plan. Our deferred compensation plan allows certain employees, including the executive officers, to defer receipt of salary and or bonus payments. The initial decision to create the deferred compensation plan included an evaluation of our total benefits package for our senior management team, compared to the benefits package available to all employees and to other comparable companies. The plan was created as a means of attracting and retaining qualified members of the management team. At the present time, participation in the plan is limited to our senior management team, consisting of fifteen employees, including the five executive officers. Deferred amounts are deposited in separate accounts and are credited with earnings or losses based on the rate of return of mutual funds selected by the plan participants. Distributions are paid either upon termination or returned at a specific date in the future, as elected by the employee. The employee may elect to receive payments in either a lump sum or a series of installments. Participants may defer up to 100% of salary and bonus payments.

Each year we consider whether to make a discretionary Company contribution to the plan for the benefit of the participants, including the executive officers. Contributions to the plan are based on a number of factors including an evaluation of overall bank performance and an evaluation of the total contributions to the bank’s other retirement plans, including the ESOP and 401(k) plans. This contribution is shared on a pro-rated basis by the participants in the plan based on each participant’s salary as a percentage of the total salaries of the participants in the plan. For 2019 and 2018, the total contributions to the plan were $125,000 and $125,000, respectively.

401(K) Savings Plan. Employees, including the executive officers, may contribute up to 97% of regular earnings on a before-tax basis into their Savings Plan (subject to IRS limits). We match dollar for dollar the first 1% of compensation that an employee contributes. Then we match one dollar for each two dollars the employee contributes up to 6% of compensation. Amounts held in the Savings Plan accounts may not be withdrawn prior to the employee’s termination of employment (subject to certain exceptions as directed by the IRS).

The Savings Plan limits the “annual additions” that can be made to an employee’s account to $44,000 per year. “Annual additions” include our matching contributions, before-tax contributions made by our employee under Section 401(k) of the Internal Revenue Code and employee after-tax contributions. Of those annual additions, the current maximum before-tax contribution is $18,500 per year. Participants age 50 and over may also contribute, on a before-tax basis, and without regard to the $44,000 limitation on annual additions or the $18,500 general limitation on before-tax contributions, catch-up contributions of up to $6,000 per year. The Company’s matching contribution for each of the named executive officers is contained in the Summary Compensation Table.

Employee Stock Ownership Plan (ESOP).  This plan is a long-term incentive for our employees that promotes the achievement of goals which create value for our shareholders. This noncontributory plan covers all eligible full and part time employees, including the executive officers. This plan conforms to the Employee Retirement Income Security Act of 1974, as amended (ERISA). An employee becomes a participant in the plan as of October 1st of the plan year in which the employee completes one full year of service. A participant who terminates employment with three or more years of vesting service will be vested in their benefit. Cash dividends paid by the Company are passed through to the participants on an annual basis. In 2019 and 2018, the Company contributed $405,660 and $443,511, respectively, to the plan. All eligible employees, including the executive officers, share in this contribution on a pro-rated basis based on each participant’s eligible compensation as a percentage of the total eligible compensation of all the participants in the plan. The allocation to each of the executive officers is contained in the Summary Compensation Table.

Certain Relationships and Related Transactions

The Company’s directors and officers, and other corporations, business organizations, and persons with whom some of the Company’s directors and officers are associated, had loan transactions at December 31, 2019 with the Bank totaling approximately $21,722,000 or about 23.72% of average shareholders' equity and had loan transactions at December 31, 2018 totaling approximately $20,565,000 or about 22.50% of average shareholders’ equity. All such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time in comparable transactions with persons not related to the Company and did not involve more than the normal risk of collectability or present other unfavorable features.

In February  2007, the Board approved the Loan Credit Policy  which includes guidelines as contained in Regulation O with regards to extensions of credit to executive officers, directors and principal shareholders. All such requests are presented to the full Board of Directors for approval. Under the policy, no executive officer, board member or principal shareholder may participate in the review of a transaction in which such member has an interest.

We have not adopted a formal policy that covers the review and approval of other related person transactions by our Board of Directors. The Board, however, does review all such transactions that are proposed to it for approval. During such a review, the Board will consider, among other things, the related person’s relationship to the Company, the facts and circumstances of the proposed transaction, the aggregate dollar amount of the transaction, the related person’s relationship to the transaction and any other material information. Our Audit Committee also has the responsibility to review significant conflicts of interest involving directors or executive officers.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF
 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

Yount, Hyde & Barbour, P.C. (“YHB”) served as the independent registered public accounting firm for the year ended December 31, 2019 and 2018 and has been appointed by the Audit Committee to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2020.

The Board of Directors is requesting that the shareholders ratify the appointment of YHB as the independent registered public accounting firm for the fiscal year ending December 31, 2020.  A representative of YHB is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he/she desires to do so, and is expected to be available to respond to appropriate questions from shareholders.

Vote Required

A majority of the votes cast by holders of common stock is required for the ratification of the appointment of the independent public accountants.

The Board recommends a vote “FOR” Proposal Two.

AUDIT INFORMATION

Audit Committee

The Audit Committee operates under a written charter that the Board has adopted. The three members of the Audit Committee are independent as that term is defined in SEC regulations and Nasdaq’s listing standards.

Fees of Independent Registered Public Accounting Firm

Audit Fees

The aggregate fees billed by YHB for professional services rendered for the audit of the Company’s annual consolidated financial statements for the fiscal years ended December 31, 2019 and 2018, and for the review of the consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q, and services that are normally provided in connection with statutory and regulatory filings and engagements, for those fiscal years were
$104,750 for 2019 and $101,700 for 2018, respectively by YHB.

Audit Related Fees

The aggregate fees billed by YHB for audit related services were $29,032 in 2019 and $15,300 in 2018. For both years, the fees consisted of audits of the Bank’s benefit plans.

Tax Fees

The aggregate fees billed by YHB. for tax services were $5,355 in 2019 and $5,200 in 2018.

All Other Fees

There were no fees billed by YHB or for any other services rendered to the Company for the fiscal years ended December 31, 2019 and 2018.

 Pre-Approval Policies

All audit related services and tax services were pre-approved by the Audit Committee, which concluded that the provision of such services by YHB was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee’s Charter provides for pre-approval of audit, audit-related and tax services. The Charter authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

Audit Committee Report

Management is responsible for establishing and maintaining the Company’s internal controls over financial reporting, the preparation, presentation and integrity of the Company’s consolidated financial statements and compliance with laws and regulations and ethical business standards. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes on behalf of the Board of Directors.

The Audit Committee is responsible for overseeing the Company’s overall financial reporting process. In fulfilling its oversight responsibilities for the financial statements for fiscal year 2019, the Audit Committee:

●	Monitored the preparation of quarterly and annual financial reports by the Company’s management.
●
Reviewed and discussed the annual audit process and the audited financial statements for the fiscal year ended December 31, 2019 with management and YHB, the Company’s independent registered public accountant;

●	Discussed with management, YHB and the Company’s Internal Auditor the adequacy of the system of internal controls;
●
Discussed with YHB the matters required to be discussed by the auditing standards of the Public Company Accounting Oversight Board (“PCAOB”), including Auditing Standard No. 1301 “Communications with Audit Committees,” and Rule 2-07 of Regulation S-X promulgated by the SEC, as modified or supplemented;

●
Received written disclosures and a letter from YHB as required by applicable requirements of the PCAOB, including PCAOB Rule 3526, regarding YHB’s communications with the Audit Committee concerning independence. The Audit Committee discussed with YHB its independence.

●	Conducted an assessment of the Company’s relationship with YHB and evaluated YHB’s performance and the quality of audits.

Based upon its discussions with management and YHB and its review of the representations of management and the report of YHB to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, for filing with the Securities and Exchange Commission. By recommending to the Board of Directors that the audited financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or fairness of the audited financial statements.

Audit Committee
Daniel J. Harshman
Christopher S. Runion
Anne B. Keeler

PROPOSAL THREE

ADVISORY (NON-BINDING) VOTE ON COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and regulations promulgated thereunder require the Company to conduct a separate shareholder vote to approve the compensation of named executive officers commonly known as “say on pay”, as disclosed pursuant to the compensation disclosure rules of the SEC. The Dodd-Frank Act further provides that this shareholder vote shall not be binding on the issuer or board of directors of an issuer.

The above-referenced provisions give you as a shareholder the right to endorse or not endorse our executive compensation through the following resolution:

“RESOLVED, that the shareholders approve the compensation of the named executive officers of the Company as set forth under the heading “Executive Compensation” in the Company’s 2020 Proxy Statement, including the compensation tables, narrative discussion and related material.”

Because your vote is advisory, it will not be binding on the Company or the Board of Directors. However, the Compensation Committee of the Bank will take into account the voting results  when considering future executive compensation arrangements.

A majority of the votes cast by holders of common stock is required to approve the non-binding vote on the compensation of the named executive officers.

The Board of Directors unanimously recommends that shareholders vote “FOR” approval of the resolution.

PROPOSAL FOUR

APPROVAL OF THE F&M BANK CORP. 2020 STOCK INCENTIVE PLAN

General

The Board of Directors has adopted, subject to approval by the Company’s shareholders, the F&M Bank Corp. 2020 Stock Incentive Plan (the “2020 Plan”). The 2020 Plan is designed to further the long-term stability and financial success of the Company and its shareholders by attracting and retaining employees, directors and consultants upon whose judgment, interest and efforts the Company and its affiliates depend for the successful conduct of their businesses, and to further align those persons’ interests with the interests of the Company’s shareholders.

If approved by shareholders, a total of 200,000 shares of common stock will be reserved for issuance under the 2020 Plan.  Prior to the adoption of the 2020 Plan, the Company has not made any grants of stock or stock-based incentives to employees or directors of the Company.

The material terms of the 2020 Plan are summarized below. Because this is a summary, it may not contain all the information that shareholders may consider important. In order to aid understanding of the plan, the full text of the 2020 Plan, as proposed for adoption and approval by shareholders, is provided as Appendix A to this proxy statement.

Executive Summary

The following is a summary of the key provisions of the 2020 Plan, including important features that enable the Company to maintain sound governance practices in granting awards.

Award Types: The following types of awards will be available for issuance under the 2020 Plan:

●	nonstatutory and incentive stock options;
●	restricted stock and other stock awards;
●	restricted stock units; and
●	stock appreciation rights (“SARs”).

Eligible Participants: All employees, directors and consultants of the Company and its subsidiaries.

Shares Reserved under the 2020 Plan: A total of 200,000 shares of the Company’s common stock are reserved for issuance under the 2020 Plan. The number of shares available for issuance under the 2020 Plan is subject to adjustment to reflect stock splits, stock dividends and similar events.

Shares Reserved under the 2020 Plan as a Percentage of Outstanding Common Stock as of March 19, 2020: 6.3%.

Annual Award Limits per Participant: The maximum number of shares of common stock with respect to which awards may be granted in a calendar year to any participant is limited to 10,000 shares or, in the case of non-employee directors of the Company and its subsidiaries, 2,000 shares.

Minimum Vesting: The 2020 Plan includes a minimum vesting requirement of at least one year for all awards under the 2020 Plan (with limits on the Compensation Committee’s ability to accelerate vesting), except those granted to non-employee directors of the Company and its subsidiaries as a fee or retainer for service.

No Liberal Share Recycling: Under the 2020 Plan, shares of the Company’s common stock used to pay the exercise price of a stock option or to satisfy tax withholding in connection with an award will not be added back (recycled) to the aggregate plan limit.

No Discounted Stock Options or SARs, No Repricing: The 2020 Plan prohibits the grant of stock options or SARs with an exercise price less than the fair market value of the Company’s common stock on the grant date and prohibits repricing of stock options and SARs.

Protective Provisions: The 2020 Plan provides for the possible forfeiture of outstanding awards upon a participant’s termination for cause and adds provisions subjecting all awards under the plan to the terms of any recoupment or clawback required by law or government regulation (or similar policy in effect at the Company).

Term of the Plan: No awards may be granted under the 2020 Plan after March 18, 2030, the termination date of the plan.

Purpose

The purpose of the 2020 Plan is to further the long-term stability and financial success of the Company by attracting and retaining personnel, including employees, directors and consultants, through the use of stock and stock-based incentives.  The Company believes that ownership of the Company’s common stock will stimulate the efforts of those persons upon whose judgment, interest and efforts the Company and its subsidiaries depend for the successful conduct of their businesses and will further the alignment of those persons’ interests with the interests of the Company’s shareholders.

Shares Available for Issuance

Subject to approval by shareholders, the aggregate number of shares reserved for issuance under the 2020 Plan is 200,000. Of this total, all 200,000 shares may be issued pursuant to the exercise of incentive stock options. If any award granted under the 2020 Plan is canceled, forfeited or expires prior to exercise, vesting or settlement, the shares associated with such award will be available for future awards under the 2020 Plan. In contrast, any shares tendered, withheld or otherwise used in payment of an option or stock appreciation right exercise price or to satisfy any amount of tax withholding with respect to an award will not be available for future awards under the 2020 Plan.

In the event of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, spin-off of a subsidiary, or other relevant change in capitalization, the 200,000 share limit (including for incentive stock options), the number and kind of shares to be issued (under outstanding and future awards), the individual annual award limits, the exercise price of options and stock appreciation rights and other relevant provisions will be equitably adjusted by the Compensation Committee of the Company’s Board of Directors.

To date, no awards have been granted under the 2020 Plan.

Annual Limit on Awards

The maximum number of shares with respect to which awards may be granted in any calendar year to any individual other than a non-employee director will be 10,000 shares. A non-employee director may only receive awards for a maximum number of 2,000 shares of common stock in any calendar year.

Administration

The 2020 Plan will be administered by the Compensation Committee, which is composed entirely of independent directors. The Compensation Committee will have the power, among other things, to select award recipients and the nature of the award, the number of shares of common stock to be covered by each award, the fair market value of the Company’s common stock, the timing of awards, vesting provisions, forfeiture conditions, change in control matters,  certain matters related to exercise, tax withholding, disposition and acceleration (subject to the Plan’s minimum vesting provisions) and any additional requirements relating to awards that the Compensation Committee deems appropriate.

In addition, the Compensation Committee will have the authority to construe and interpret the 2020 Plan, to resolve any ambiguities, to define any terms and to make any other determinations required by the 2020 plan or an award agreement thereunder.  The Compensation Committee may delegate all or part of its authority to one or more officers of the Company with respect to awards to individuals not subject to the reporting and other provisions of Section 16 of the Exchange Act.

Eligibility

Any employee or director of, or consultant to, the Company or an affiliate (as defined below) of the Company who, in the judgment of the Compensation Committee, has contributed or can be expected to contribute to the profits or growth of the Company is eligible to become a participant. For this purpose, an affiliate is a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company. The Bank is considered an affiliate of the Company. As of March 19, 2020, the Company and its affiliates employed 207 individuals, and there were nine non-employee directors of the Company and its affiliates, and there were no individuals engaged as consultants by the Company and its affiliates.

Types of Awards

Stock Options. Stock options granted under the 2020 Plan may be incentive stock options (which meet the requirements of Internal Revenue Code of 1986 (“IRC”) Section 422) and options that do not qualify as incentive stock options (“nonstatutory stock options”). A stock option entitles a recipient to purchase shares of common stock at a specified exercise price. The Compensation Committee will fix the exercise price at the time that the stock option is granted, provided that the exercise price cannot be less than 100% of the fair market value of a share of the Company’s common stock on the date of grant (or, in the case of an incentive stock option granted to a 10% shareholder of the Company, 110% of the shares’ fair market value on the date of grant). On March 19, 2020, the closing price of the common stock was $18.00 per share. The exercise price may be paid (i) in cash, (ii) by delivery of previously acquired shares with an aggregate fair market value equal to the exercise price for the number of option shares being acquired, (iii) if and as permitted by an award agreement, through a “net share exercise” whereby the Company withholds and retains sufficient shares issuable in connection with the stock option to cover the exercise price (other than for incentive stock options), (iv) through a “cashless exercise” procedure that enables a participant to deliver an exercise notice together with irrevocable instructions to a creditworthy broker to deliver promptly to the Company, from the sale or loan proceeds with respect to the sale of shares or a loan secured by the shares underlying the option, an amount necessary to pay the exercise price and, if required, applicable withholding taxes, or (v) through a combination of the foregoing.

Stock options may be exercised at such times and subject to such conditions as may be prescribed by the Compensation Committee, including the requirement that they will not be exercisable after 10 years from the date of grant (or five years in the case of an incentive stock option granted to a 10% shareholder of the Company).

Restricted Stock Awards. The 2020 Plan permits the grant of restricted stock awards that are subject to forfeiture until the restrictions established by the Compensation Committee lapse and the restricted shares vest. A restricted stock award is an award of common stock that may be subject to restrictions on transferability and other restrictions as the Compensation Committee determines in its sole discretion on the date of grant. The restrictions may lapse over a specified period of time based on continued employment or service and/or the achievement of certain performance goals. Unless a restricted stock award agreement provides otherwise, and except as provided in the next sentence, a participant who receives a restricted stock award will have all the rights of a shareholder as to those shares, including the right to vote. No dividends on shares of restricted stock will be paid to a participant unless and until those shares vest, at which time the accrued dividends will be delivered.

Restricted Stock Unit Awards. The Compensation Committee may also award restricted stock units (“RSU”) under the 2020 Plan. An RSU is an award that represents the right to receive common stock and/or cash in lieu thereof and, unless otherwise expressly provided, is valued by reference to the fair market value of the common stock.  The Compensation Committee may place such restrictions on the vesting and settlement of RSUs as the Compensation Committee deems appropriate, including restrictions relating to continued employment or service and/or achievement of certain performance goals. The RSU may entitle the recipient to receive, upon satisfaction of the vesting conditions set forth in the RSU agreement, cash, shares of common stock or a combination of cash and shares of common stock as determined by the Compensation Committee. Holders of RSUs have no right to vote the shares represented by the units, but may be credited with cash and stock dividends paid by the Company in respect of its common stock. Any such dividends will be paid to the participant, in the form of cash or common stock with an equivalent value, if at all, on vesting and settlement of the related RSU.

Stock Awards. The Compensation Committee may grant to a non-employee director a stock award that is fully vested and freely transferable as of the date the award is granted, subject to restrictions under applicable federal or state securities laws.

Stock Appreciation Rights.  The Compensation Committee may award SARs that entitle a participant upon exercise to receive cash, shares of common stock or a combination thereof, upon the terms and conditions prescribed by the Compensation Committee.  The amount that a participant will receive upon exercise of the SAR will equal the excess of the fair market value of a share of common stock on the date of exercise over the SAR’s exercise price, multiplied by the number of shares for which the SAR is exercised. The exercise price of a SAR may not be less than the fair market value on the date of grant. SARs may be granted in tandem with an option or independently from an option grant. The exercise of SARs granted in tandem with options will terminate those options, and the exercise of the related options will cancel the tandem SARs. The term of a SAR cannot exceed 10 years from the date of grant.

Performance Goals

The performance goals with respect to an award may be based on one or more performance measures or goals set by the Compensation Committee and may include (but is not limited to) any one or more of the following performance criteria:

common stock value or increases therein;
●	total shareholder return;
●	operating revenue;
●	earnings per share or earnings per share growth (before or after one or more of taxes, interest, depreciation and/or amortization);
●	net earnings;
●	operating efficiency;
●	return on equity;
●	return on tangible equity or return on tangible common equity;
●	return on assets, net assets, capital or investment (including return on total capital or return on invested capital);
●	return on operating revenue;
●	deposits, loan and/or equity levels or growth thereof;
●	working capital targets;
●	assets under management or growth thereof;
●	cost control measures;
●	regulatory compliance;
●	income or net income;
●	operating income;
●	credit quality, achievement of strategic performance objectives;
●	achievement of merger or acquisition objectives; or
●	market share.

These performance goals may be applied to the performance of the Company as a whole or to the performance of an affiliate, division, strategic business unit, line of business or business segment, measured either quarterly, annually or cumulatively over a period of years or partial years, in each case as specified by the Compensation Committee in the award.  These goals also may include without limitation, determination thereof, in the Compensation Committee’s sole discretion, with or without the effect of discontinued operations and dispositions of business units or segments, non-recurring items, material extraordinary items that are both unusual and infrequent, non-budgeted items, special charges, accruals for acquisitions, reorganization and restructuring programs and/or changes in tax law, accounting principles or other such laws or provisions affecting the Company’s reported results.

Restrictions on Transfer

In general, awards granted under the 2020 Plan may not be assigned, transferred, pledged or otherwise encumbered by a participant, other than by will or the laws of descent and distribution. The plan permits the award of nonstatutory stock options that are transferable to immediate family members (or certain related trusts or entities), in accordance with applicable securities laws.

 Change in Control Provisions

In the event of a “change in control” (as defined in the 2020 Plan), the Compensation Committee may, at the time an award is made or thereafter, take such action as it deems appropriate, in its sole discretion and without the consent of a participant, which may include, without limitation, the following actions: (i) provide for the purchase or settlement of any award by the Company for an amount of cash equal to the amount that could have been obtained upon the exercise of such award or realization of such participant’s rights had such award been currently exercisable or payable; (ii) adjust outstanding awards as the Compensation Committee deems appropriate to retain the economic value of the award; or (iii) cause any outstanding award to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation in such change in control.

Amendment and Termination

If not sooner terminated by the Board of Directors of the Company, the 2020 Plan shall terminate on March 18, 2030. The Board of Directors may amend or terminate the 2020 Plan at any time, provided that no such amendment will be made without shareholder approval if required by the IRC, pursuant to the rules under Section 16 of the Exchange Act, by any national securities exchange or system on which the common stock is then listed or reported, by any regulatory body having jurisdiction with respect thereto, or under any other applicable laws, rules or regulations. Awards outstanding on the date of any such termination or amendment shall remain valid in accordance with their terms.

Summary of Federal Income Tax Consequences

The following is a general summary of the federal income tax consequences under the 2020 Plan. This summary does not address all matters that may be relevant to a particular participant based on his or her specific circumstances.

Nonstatutory Stock Options. The grant of a nonstatutory stock option will not result in taxable income to a participant. The participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to a participant. The exercise of an incentive stock option will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of the Company or a subsidiary (as defined for purposes of the relevant tax rules) during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise. This employment period is one year prior to the date of exercise if the participant is “disabled” (as defined in the IRC). The heirs of a participant are not subject to this tax rule. The difference between the fair market value of the shares on the exercise date over the exercise price is taken into account for alternative minimum tax purposes.

If the participant does not sell or otherwise dispose of the stock within two years from the date of the grant or within one year after exercise, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed to the participant as capital gain, and the Company will not be entitled to any deduction for federal income tax purposes.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income, and the Company will be allowed a corresponding deduction, at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

 Special rules apply if a participant pays the exercise price for either type of option using shares previously owned by the participant.

Restricted Stock Awards. A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time, assuming that the restrictions constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares, and the Company will be entitled to a corresponding deduction. A participant may make a Section 83(b) election under the IRC to be taxed and recognize compensation income based on the fair market value at the time of grant, in which case the Company will be entitled to a corresponding deduction at that time. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting (or at grant, if a Section 83(b) election is made).

Stock Awards. Upon the grant of a stock award, a participant generally will realize ordinary income equal to the then fair market value of those shares, and the Company will be entitled to a corresponding deduction.

Restricted Stock Units. A participant who has been granted restricted stock units will not realize taxable income at the time of grant. Upon receipt of common stock or cash in the future pursuant to such an award, the participant will realize ordinary income equal to the then fair market value of those shares, and/or the amount of any cash received, and the Company will receive a corresponding deduction.

Stock Appreciation Rights.  The grant of a SAR will not result in taxable income to a participant. Upon exercise, the amount of cash or the fair market value of shares received will be taxable to the participant as ordinary income, and the Company will be allowed a corresponding deduction. Gains or losses realized by the participant upon disposition of any such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Benefits to Executive Officers and Directors

Participation in the 2020 Plan is made at the Compensation Committee’s discretion and is based on the performance of the Company. Accordingly, future awards under the plan are not determinable at this time.

Shareholder Vote Required

The 2020 Plan will be approved by shareholders if a majority of votes cast by holders of common stock vote in favor of the action.

The Board of Directors recommends that the shareholders vote FOR Proposal Four.

SHAREHOLDER PROPOSALS

Under SEC regulations, any shareholder desiring to make a proposal to be acted upon at the 2021 annual meeting of shareholders must cause such proposal to be delivered, in proper form, to the Secretary of the Company, at its principal executive offices, P. O. Box 1111, Timberville, Virginia 22853, no later than December 5, 2020, in order for the proposal to be considered for inclusion in the Company’s Proxy Statement for that meeting. The Company anticipates holding the 2021 annual meeting of shareholders on May 1, 2021.

The Company’s Bylaws also prescribe the procedure that a shareholder must follow to nominate directors or to bring other business before shareholders’ meetings outside of the proxy statement process. For a shareholder to nominate a candidate for director at the 2021 annual meeting of shareholders, notice of the nomination must be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the date of the 2021 annual meeting. The notice must describe various matters regarding the nominee and the shareholder giving the notice. For a shareholder to bring other business before the 2021 annual meeting of shareholders, notice of the proposed business must be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the date of the 2021 annual meeting. The notice must include a description of the proposed business, the reasons therefor, and other specified matters. Any shareholder may obtain a copy of the Company’s Bylaws, without charge, upon written request to the Secretary of the Company. Based upon an anticipated date of May 1, 2021 for the 2021 annual meeting of shareholders, the Company must receive any notice of nomination or other business no later than March 3, 2021 and no earlier than January 31, 2021.

By Order of the Board of Directors

Stephanie E. Shillingburg, Secretary
April 3, 2020

APPENDIX A
F & M BANK CORP.
2020 STOCK INCENTIVE PLAN
1.  Purpose; Eligibility.
(a) General Purpose.  The purpose of the F & M Bank Corp. 2020 Stock Incentive Plan is to further the long-term stability and financial success of the Company by attracting and retaining personnel, including employees, directors and Consultants, through the use of stock and stock-based incentives.  The Company believes that ownership of Company Stock will stimulate the efforts of those persons upon whose judgment, interest and efforts the Company and its Affiliates depend for the successful conduct of their businesses and will further the alignment of those persons’ interests with the interests of the Company’s shareholders.
(b) Eligible Award Recipients.  Any employee, director or Consultant of the Company or an Affiliate who, in the judgment of the Committee, has contributed or can be expected to contribute to the profits or growth of the Company or the Affiliate is eligible to become a Participant. The Committee shall have the power and complete discretion, as provided in Section 17, to select eligible Participants and to determine for each Participant the terms, conditions and nature of an Award and the number of shares to be allocated as part of the Award; provided, however, that any Award made to a member of the Committee must be approved by the Board.
(c) Available Awards.  Awards of Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, and Stock Awards may be granted under the Plan.  Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options.
(d) Date of Adoption, Effective Date.  The Plan was adopted by the Board of Directors of the Company on March 19, 2020, and will become effective upon approval by the shareholders of the Company in accordance with applicable law at the annual meeting of shareholders on May 2, 2020, or on such other date of approval (the applicable approval date, the “Effective Date”).
2. Certain Definitions.  The following terms have the meanings indicated:

(a) Act.  The Securities Exchange Act of 1934, as amended.
(b) Affiliate.  A corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.  For purposes of an Incentive Stock Option, “Affiliate,” refers to a “parent corporation” or “subsidiary corporation” within the meaning of Treasury Regulations under Section 424 of the Code.
(c) Applicable Withholding Taxes.  The aggregate amount of federal, state and local income and payroll taxes that the Company or an Affiliate is required to withhold (not in excess of the maximum applicable statutory withholding rate) in connection with any exercise of an Option, or the award, lapse of restrictions or payment with respect to any Award.
(d) Award.  The award of an Option, Restricted Stock, Restricted Stock Unit, Stock Appreciation Right, or Stock Award under the Plan.
(e) Award Agreement.  Any agreement, contract, certificate or other written instrument or document (which may be in electronic form) evidencing the terms and conditions of an Award granted under the Plan.  Each Award Agreement shall be subject to the terms and conditions of the Plan.
(f) Board.  The Board of Directors of the Company.

(g) Cause.  With respect to any employee or Consultant: (1) if the employee or Consultant is a party to an employment agreement, change in control employment agreement, or other services agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or (2) if no such agreement exists, or if such agreement does not define Cause, the definition of Cause contained in the Award Agreement.  In all other cases, Cause shall mean: the Participant’s personal dishonesty, willful misconduct, breach of a fiduciary duty involving personal profit, intentional failure to perform stated duties of the Participant’s position, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, conviction of a felony or of a misdemeanor involving moral turpitude, misappropriation of the Company’s assets (determined on a reasonable basis) or those of its Affiliates, a material violation of the Company’s work rules or policies, in each case which is not remedied by Employee (if reasonably capable of remedy in the opinion of the Committee) within thirty (30) days after the date the Company provides written notice to Participant of the issue. The term “Cause” also shall include the Participant’s failure for any reason, within thirty (30) days after receipt by the Participant of written notice from the Company to correct, cease, or otherwise alter any action or omission that could materially or adversely affect the Company’s profits, reputation or operations.
The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.  Notwithstanding the foregoing, with respect to any director, a determination that the director has engaged in conduct that is covered by the definition of Cause shall be made by a majority of the disinterested Board members.
(h) Change in Control.  A Change in Control shall be deemed to have occurred if one of the following has occurred at any time after the Award is granted: (i) any person, including a “group” as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the owner or beneficial owner of Company securities having 50% or more of the combined voting power of the then outstanding Company securities that may be cast for the election of the Company’s directors other than a result of an issuance of securities initiated by the Company, or open market purchases approved by the Board as long as the majority of the Board approving the purchases is a majority at the time the purchases are made; or (ii) as the direct or indirect result of, or in connection with, a tender or exchange offer, a merger or other business combination, a sale of assets, a contested election of directors, or any combination of these events, the persons who were members of the Board before such events cease to constitute a majority of the Board, or any successor’s board, within one year of the last of such transactions. A Change of Control occurs on the date on which an event described in (i) or (ii) occurs. If a Change of Control occurs on account of a series of transactions or events, the Change of Control occurs on the date of the last of such transactions or events.

(i) Code.  The Internal Revenue Code of 1986, as amended.  Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

(j) Committee.  The Committee appointed by the Board to administer the Plan pursuant to Section 17 of the Plan, or if no such Committee has been appointed, the Board.

(k) Company.  F & M Bank Corp., a Virginia corporation.

(l) Company Stock.  Common stock of the Company.  If the par value of the Company Stock is changed, or in the event of a change in the capital structure of the Company (as provided in Section 14) the shares resulting from such a change shall be deemed to be Company Stock within the meaning of the Plan.

(m) Consultant.  A person or entity rendering consulting or advisory services to the Company or an Affiliate who is not an “employee” for purposes of employment tax withholding under the Code or a director of the Company or an Affiliate.

(n) Date of Grant.  The effective date of an Award granted by the Committee.

(o) Disability or Disabled.  As to an Incentive Stock Option, a Disability within the meaning of Section 22(e)(3) of the Code.  As to all other Awards, the Committee shall determine whether a Disability exists and such determination shall be conclusive.

(p) Fair Market Value.
(i)
If the Company Stock is listed on any established stock exchange or quoted on any established stock market system (including the OTC Bulletin Board or OTC Markets Group), Fair Market Value shall be the closing price for the Company Stock on the date as of which Fair Market Value is determined for any purpose under this Plan (or if no trades were reported the closing price on the immediately preceding date on which the Company Stock was traded) as reported by such exchange or stock market system or such other source as the Committee deems reliable; provided, however, the Committee may elect to use, subject to applicable requirements of the Code and Treasury Regulations, the average closing price over a designated number of up to thirty (30) consecutive days to determine the Fair Market Value if the daily volume of trading in the Company Stock is not, in the sole discretion of the Committee, sufficient to be a reliable indicator of Fair Market Value.

(ii)
 If the Company Stock is not then listed on any established stock exchange or quoted on any established stock market system (including the OTC Bulletin Board or OTC Markets Group) or if, in the opinion of the Committee, the method set forth in (i) is otherwise inapplicable or inappropriate for any reason, Fair Market Value shall be the fair market value of a share of Company Stock as determined pursuant to a reasonable application of a reasonable method adopted by the Committee in good faith for such purpose, which shall be conclusive and binding on all persons; provided, however, that the Fair Market Value of Company Stock subject to an Incentive Stock Option shall be determined in good faith within the meaning of Treasury Regulation § 1.422-2(e)(2) and the Fair Market Value of Company Stock subject to a Nonstatutory Stock Option or a Stock Appreciation Right shall be determined in accordance with Treasury Regulation § 1.409A-1(b)(5)(iv).

(q) Good Reason.  If the Participant is a party to an employment agreement,  change in control employment agreement, or other services agreement with the Company or an Affiliate and such agreement provides for a definition of Good Reason, the definition contained in the agreement.  If no such agreement exists or if such agreement does not define Good Reason, the definition of Good Reason contained in the Award Agreement.  In all other cases, Good Reason shall mean the occurrence of one or more of the following without the Participant’s express written consent, which circumstances are not remedied by the Company within thirty (30) days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within ninety (90) days of the Participant’s knowledge of the applicable circumstances): (i) any material, adverse change in the Participant’s duties, responsibilities, authority, title, status or reporting structure; (ii) a material reduction in the Participant’s base salary unless any such base salary or bonus opportunity reduction is proportionate to reductions in base salaries of other similarly situated employees of the Company or an Affiliate; or (iii) a geographical relocation of the Participant’s principal office location by more than seventy-five (75) miles.
(r) Incentive Stock Option.  An Option intended to meet the requirements of, and qualify for, favorable federal income tax treatment under, Section 422 of the Code, and is so designated.
(s) Nonstatutory Stock Option.  An Option that does not meet the requirements of Section 422 of the Code, or that is otherwise not intended to be an Incentive Stock Option.
(t) Option.  A right to purchase Company Stock granted under the Plan, at a price determined in accordance with the Plan.
(u) Participant.  Any eligible Award recipient who is granted an Award under the Plan.
(v) Performance Award.  An Award for which exercise, full enjoyment or receipt thereof by the Participant is contingent on satisfaction or achievement of a Performance Goal. The terms and conditions of each Performance Award, including the Performance Goal and performance period, shall be set forth in the applicable Award Agreement with the Participant or in a subplan of the Plan which is incorporated by reference into the Award Agreement.
(w) Performance Goal.  Performance Goal means one or more performance measures or goals set by the Committee in its discretion for each grant of an Award subject to performance-based conditions.  The extent to which such performance measures or goals are met will determine the amount or value of such Award that a Participant is entitled to exercise, receive or retain.  For purposes of the Plan, a Performance Goal may be particular to a Participant, and may include, but is not limited to, any one or more of the following performance criteria, either individually, alternatively or in any combination, subset or component, applied to the performance of the Company as a whole or to the performance of an Affiliate, division, strategic business unit, line of business or business segment, measured either quarterly, annually or cumulatively over a period of years or partial years, in each case as specified by the Committee in the Award:  (i) Company Stock value or increases therein, (ii) total shareholder return, (iii) operating revenue, (iv) earnings per share or earnings per share growth (before or after one or more of taxes, interest, depreciation and/or amortization), (v) net earnings, (vi) operating efficiency, (vii) return on equity, (viii) return on tangible equity or return on tangible common equity, (ix) return on assets, net assets, capital or investment (including return on total capital or return on invested capital), (x) return on operating revenue, (xi) deposits, loan and/or equity levels or growth thereof, (xii) working capital targets, (xiii) assets under management or growth thereof, (xiv) cost control measures, (xv) regulatory compliance, (xvi) income or net income, (xvii) operating income, (xviii) credit quality, achievement of strategic performance objectives, (xix) achievement of merger or acquisition objectives, or (xx) market share, (including, without limitation, determination thereof, in the Committee’s sole discretion, with or without the effect of discontinued operations and dispositions of business units or segments, non-recurring items, material extraordinary items that are both unusual and infrequent, non-budgeted items, special charges, accruals for acquisitions, reorganization and restructuring programs and/or changes in tax law, accounting principles or other such laws or provisions affecting the Company’s reported results). Performance Goals may include a threshold level of performance below which no payment or vesting may occur, levels of performance at which specified payments or specified vesting will occur, and a maximum level of performance above which no additional payment or vesting will occur.  Performance Goals may be absolute in their terms or measured against or in relationship to a pre-established target, the Company’s budget or budgeted results, previous period results, a market index, a designated comparison group of other companies comparably, similarly or otherwise situated, or any combination thereof.  The Committee shall determine the performance period during which a Performance Goal must be met, and attainment of Performance Goals shall be subject to certification by the Committee.

(x) Plan.  The F & M Bank Corp. 2020 Stock Incentive Plan.
(y) Restricted Stock.  Company Stock awarded upon the terms and subject to the restrictions set forth in Section 6.
(z) Restricted Stock Unit.  An Award, designated as a Restricted Stock Unit under the Plan, that represents the right to receive Company Stock and/or cash in lieu thereof upon the terms and subject to the restrictions set forth in Section 7 and which, unless otherwise expressly provided, is valued by reference to the Fair Market Value of a share of Company Stock.
(aa) Rule 16b-3.  Rule 16b-3 promulgated under the Act, including any corresponding subsequent rule or any amendments to Rule 16b-3 enacted after the effective date of the Plan.
(bb) Stock Appreciation Right or SAR.  An Award granted under Section 9 under which a Participant may receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the SAR that is being exercised, multiplied by the excess of (a) the Fair Market Value of a share of Company Stock on the date the SAR is exercised, over (b) the exercise price specified in the SAR.
(cc) Stock Award.  Company Stock awarded to a non-employee member of the Board or the board of directors of an Affiliate as a fee or retainer for service, including annual or other grants made pursuant to a director compensation policy or arrangement, pursuant to Section 8.
(dd) 10% Shareholder.  A person who owns, directly or indirectly and within the meaning of Section 422 or 424 of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company.  Indirect ownership of stock shall be determined in accordance with Section 424(d) of the Code.
3. Shares Subject to the Plan.
(a) Number of Shares.  Subject to adjustment as provided in Section 14, and subject to Section 3(b) and 3(c), a total of 200,000 shares of Company Stock may be issued pursuant to Awards under the Plan. All 200,000 shares of Company Stock issuable under the Plan may be issued pursuant to the exercise of Incentive Stock Options granted under the Plan (including shares issued pursuant to the exercise of Incentive Stock Options that are the subject to disqualifying dispositions within in the meaning of Sections 421 and 422 of the Code).
(b) Lapsed Awards or Forfeited Shares.  Any shares of Company Stock subject to an Award (or portion of an Award) that is canceled, forfeited or expires prior to exercise, vesting or settlement, shall again become available for issuance under the Plan.
(c) Use of Shares as Payment of Exercise Price or Taxes.  Shares of Company Stock subject to an Award shall not again be made available for issuance or delivery under the Plan, and shall count against Shares available for future Awards, if such shares are tendered, withheld or otherwise used in payment of an Option or SAR exercise price or to satisfy any amount of tax withholding with respect to the Award.
(d) Per-Participant Annual Limits.  The maximum number of shares of Company Stock with respect to which Awards may be granted in any calendar year to any Participant shall not exceed 10,000 shares in the aggregate; provided, that the maximum number of shares of Company Stock with respect to which Awards may be granted in any calendar year to any non-employee director of the Company or an Affiliate shall not exceed 2,000 shares. If an Award is to be settled in cash, the number of shares of Company Stock on which the Award is based shall count toward the individual share limit set forth in this Section 3(d).
4. Stock Options.

(a) Option Grant.  Whenever the Committee deems it appropriate to grant Options, an Award Agreement shall be given to the Participant stating the number of shares for which Options are granted, the exercise price per share, whether the options are Incentive Stock Options or Nonstatutory Stock Options, and the conditions to which the grant and exercise of the Options are subject, including the minimum vesting provisions of Section 18.  The Award Agreement shall set forth all restrictions on disposition and transfer applicable to the Option shares.  Incentive Stock Options may be granted to employees of the Company or an Affiliate.  Non-employee directors and Consultants shall not be eligible to receive Incentive Stock Options.  No Option (or portion thereof) that is intended to be an Incentive Stock Option shall be invalid for failure to so qualify, but instead such Option (or portion thereof) shall constitute a Nonstatutory Stock Option.

(b) Exercise Price.  The Committee shall establish the exercise price of Options.  The exercise price of an Option shall be not less than 100% of the Fair Market Value of such shares on the Date of Grant, provided that if the Participant is a 10% Shareholder, the exercise price of an Incentive Stock Option shall not be less than 110% of the Fair Market Value of such shares on the Date of Grant.
(c) Term.  The Committee shall establish the term of each Option in the Participant’s Award Agreement.  The term of an Option shall not be longer than ten (10) years from the Date of Grant, except that an Incentive Stock Option granted to a 10% Shareholder shall not have a term in excess of five (5) years.  No Option may be exercised after the expiration of its term or, except as set forth in the Participant’s Award Agreement, after the termination of the Participant’s employment with the Company and/or its Affiliates.
(d) Time of Exercise.
(i)
During Participant’s Employment or Service.  Options may be exercised during their terms in whole or in part at such times as may be specified by the Committee in the Participant’s Award Agreement.  The Committee may impose such vesting conditions and other requirements as the Committee deems appropriate.

(ii)
After Participant’s Termination of Employment or Service.  The Committee shall set forth in the Participant’s Award Agreement when, and under what circumstances, an Option may be exercised after termination of the Participant’s employment or period of service; provided that no Incentive Stock Option may be exercised after the earlier of (a) (i) three (3) months from the Participant’s termination of employment with the Company for reasons other than Disability or death, or (ii) one (1) year from the Participant’s termination of employment on account of Disability or death; or (b) the expiration of the Option’s term.  The Award Agreement may provide for various conditions with respect to the exercise of the Option after termination of employment, including, but not limited to, compliance with noncompetition and confidentiality covenants.

(iii)
After Participant’s Death.  If a Participant dies and if the Participant’s Award Agreement provides that part or all of the Option may be exercised after the Participant’s death, then such portion may be exercised by the executor or administrator of the Participant’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Participant’s death during the time period specified in the Award Agreement, but not later than the expiration of the Option’s term.

The Committee may, in its sole discretion, amend a previously granted Incentive Stock Option to provide for more liberal exercise provisions, provided, however, that if the Incentive Stock Option as amended no longer meets the requirements of Section 422 of the Code, and, as a result the Option no longer qualifies for favorable federal income tax treatment under Section 422 of the Code, the amendment shall not become effective without the written consent of the Participant.
(e) Limit on Exercise of Incentive Stock Options.  An Incentive Stock Option, by its terms, shall be exercisable in any calendar year only to the extent that the aggregate Fair Market Value (determined at the Date of Grant) of the Company Stock with respect to which Incentive Stock Options are exercisable by the Participant for the first time during the calendar year does not exceed $100,000 (the “Limitation Amount”).  Incentive Stock Options granted under the Plan and all other plans of the Company and its Affiliates shall be aggregated for purposes of determining whether the Limitation Amount has been exceeded.  The Board may impose such conditions as it deems appropriate on an Incentive Stock Option to ensure that the foregoing requirement is met.  If Incentive Stock Options that first become exercisable in a calendar year exceed the Limitation Amount, the excess Options will be treated as Nonstatutory Stock Options to the extent permitted by law.
5. Method of Exercise of Options.
(a) Exercise.  Options may be exercised by giving written notice of the exercise to the Company, stating the Option being exercised and the number of shares the Participant has elected to purchase under the Option.

(b) Payment.  In no event shall any shares be issued pursuant to the exercise of an Option until the Participant has made full payment for the shares of Company Stock (including payment of the exercise price and any Applicable Withholding Taxes).  Company Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows, provided that the Committee may impose such limitations and restrictions on payments with shares of Company Stock (including without limitation by “net share exercise”) as the Committee, in its discretion, deems advisable:
(i)	in cash or by check, payable to the order of the Company;
(ii)
by delivery of Company Stock that the Participant has previously acquired and owned (valued at Fair Market Value on the date of exercise), provided that such method of payment is then permitted under applicable law and the Company Stock was owned by the Participant for such period of time, if any, required to avoid a charge to earnings for financial accounting purposes;

(iii)
if provided in an Award Agreement, by withholding and retention by the Company of sufficient shares of Company Stock issuable in connection with the exercise to cover the exercise price (a “net share exercise”) for an option not intended to be an Incentive Stock Option and, if required by the Committee, Applicable Withholding Taxes;

(iv)
by delivery of a properly executed exercise notice together with irrevocable instructions to a creditworthy broker to deliver promptly to the Company, from the sale or loan proceeds with respect to the sale of Company Stock or a loan secured by Company Stock, the amount necessary to pay the exercise price and, if required by the Committee, Applicable Withholding Taxes; or

(v)	by any combination of the above permitted forms of payment.
(c) Delivery of Shares.  The Company may place on any certificate representing Company Stock issued upon the exercise of an Option (or equivalent book-entry share) any legend deemed desirable by the Company’s counsel to comply with federal or state securities laws.  The Company may require of the Participant a customary indication of his or her investment intent.  A Participant shall not possess shareholder rights with respect to shares acquired upon the exercise of an Option until the Participant has made any required payment, including payment of Applicable Withholding Taxes, and the Company has issued a certificate (or made an equivalent book-entry notation in the records of the Company’s stock transfer agent) for the shares of Company Stock acquired.
(d) Disqualifying Disposition.  If a Participant disposes of shares acquired upon exercise of an Incentive Stock Option within two (2) years from the date the Option is granted or within one (1) year after the issuance of such shares to the Participant, the Participant shall notify the Company of such disposition and provide information regarding the date of disposition, sale price, number of shares disposed of, and any other information relating thereto that the Company may reasonably request.
6. Restricted Stock Awards.
(a) Grant.  Whenever the Committee deems it appropriate to grant a Restricted Stock Award, an Award Agreement shall be given to the Participant stating the number of shares of Restricted Stock for which the Award is granted, the Date of Grant, and the terms and conditions to which the Award is subject.  Certificates representing the shares shall be issued (or an equivalent book-entry notation shall be made in the records of the Company’s transfer agent) in the name of the Participant, subject to the restrictions imposed by the Plan and the Committee.  Alternatively, the Committee may determine that the Restricted Stock shall be held by the Company rather than delivered to the Participant pending the release of the applicable restrictions.  A Restricted Stock Award may be made by the Committee in its discretion without cash consideration.
(b) Restrictions on Transferability and Vesting.  The Committee may place such restrictions on the transferability and vesting of Restricted Stock as the Committee deems appropriate, including restrictions relating to continued service and/or achievement of Performance Goals.  Restricted Stock may not be sold, assigned, transferred, disposed of, pledged, hypothecated or otherwise encumbered until the restrictions on such shares shall have lapsed or shall have been removed pursuant to subsection (c) below.

(c) Lapse of Restrictions on Transferability.  The Committee shall establish as to each Restricted Stock Award the terms and conditions upon which the restrictions on transferability and vesting set forth in paragraph (b) above shall lapse, subject to the minimum vesting provisions of Section 18.  Such terms and conditions may include, without limitation, the passage of time, the meeting of performance objectives, the lapsing of such restrictions as a result of the Disability or death of the Participant, the occurrence of a Change in Control, or certain terminations of employment in connection with a Change in Control or otherwise.
(d) Rights of the Participant and Restrictions.  A Participant shall hold shares of Restricted Stock subject to the restrictions set forth in the Award Agreement and in the Plan.  In other respects, unless otherwise provided in the Award Agreement, the Participant shall have all the rights of a shareholder with respect to the shares of Restricted Stock, including, but not limited to, the right to vote such shares and the right to receive all cash dividends and other distributions paid thereon; provided, that the Award Agreement shall provide that any cash dividends and stock dividends with respect to Restricted Stock shall be withheld by the Company for the Participant’s account unless and until the underlying shares of Restricted Stock vest. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Company Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.  To the extent stock certificates are delivered to the Participant, the certificates representing Restricted Stock shall bear a legend referring to the restrictions set forth in the Plan and the Participant’s Award Agreement.
7. Restricted Stock Unit Awards.
(a) Grant.  Whenever the Committee deems it appropriate to grant a Restricted Stock Unit Award, an Award Agreement shall be given to the Participant stating the number of Restricted Stock Units in the Award, the Date of Grant, and the terms and conditions to which the Award is subject.  No shares of Company Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside a fund for the payment of any such award.  A Restricted Stock Unit Award may be made by the Committee in its discretion without cash consideration.
(b) Restrictions on Vesting.  The Committee may place such restrictions on the vesting and settlement of Restricted Stock Units as the Committee deems appropriate, including restrictions relating to continued employment or service and/or achievement of Performance Goals, subject to the minimum vesting provisions of Section 18.  Restricted Stock Units may not be sold, assigned, transferred, disposed of, pledged, hypothecated or otherwise encumbered.
(c) Rights of the Participant.  A Participant shall have no voting rights with respect to Restricted Stock Units.  At the discretion of the Committee, to the extent set forth in the Award Agreement each Restricted Stock Unit (representing one share of Company Stock) may be credited with cash and stock dividends paid by the Company in respect of one share of Company Stock.  Dividends credited to a Participant’s account and attributable to any particular Restricted Stock Unit shall be distributed in cash or, at the discretion of the Committee, in shares of Company Stock having a Fair Market Value equal to the amount of such accumulated dividends to the Participant upon settlement of such Restricted Stock Unit.  If such Restricted Stock Unit is forfeited, the Participant shall have no right to such accumulated dividends.
(d) Settlement.  Unless otherwise provided in the Award Agreement, a Participant’s Restricted Stock Units which vest shall be immediately settled by the issuance and delivery to the Participant of one share of Company Stock for each vested Restricted Stock Unit or the payment of cash in an amount equal to the number of shares for which the Restricted Stock Unit vested multiplied by the Fair Market Value of a share of Company Stock on the vesting date, or a combination thereof as determined by the Committee.
8. Stock Awards.  Whenever the Committee deems it appropriate to grant a Stock Award to a non-employee member of the Board or the board of directors of an Affiliate, such Stock Award may be granted and, if desired by the Committee, an Award Agreement shall be given to the Participant stating the number of shares of unrestricted Company Stock for which the Award is granted, the Date of Grant, and the terms and conditions to which the Award is subject, if any. Certificates representing the shares shall be issued (or an equivalent book-entry notation shall be made in the records of the Company’s transfer agent) in the name of the Participant, subject to any terms imposed by the Plan and the Committee, as soon as practicable after the Date of Grant.  A Stock Award may be made by the Committee in its discretion without cash consideration.
9. Stock Appreciation Rights.
(a) Grant.  Whenever the Committee deems it appropriate to grant Stock Appreciation Rights, an Award Agreement shall be given to the Participant stating the number of shares for which SARs are granted, the Date of Grant, the exercise price and terms and conditions to which the award is subject.  Subject to the minimum vesting provisions of Section 18, SARs may be granted alone (“Stand-Alone SARs”) or in tandem with an Option granted under the Plan (“Tandem SARs”).

(b) Tandem SARs.  Tandem SARs may be exercised with respect to all or part of the shares of Company Stock subject to the Option in connection with which it is granted (a “Related Option”).  The exercise of Tandem SARs will cause a reduction in the number of shares of Company Stock subject to the Related Option equal to the number of shares with respect to which the Tandem SAR is exercised.  Conversely, the exercise, in whole or part, of a Related Option, will cause a reduction in the number of shares subject to the Tandem SAR equal to the number of shares with respect to which the Related Option is exercised.  Shares with respect to which the Tandem SAR shall have been exercised may not be subject again to an Award under the Plan.
(c) Exercise.  In no event shall the term of any SAR granted under the Plan exceed ten (10) years from the Date of Grant.  A SAR may be exercised only when the Fair Market Value of a share exceeds either (i) the Fair Market Value per share on the Date of Grant (typically denominated as the exercise price) in the case of a Stand-Alone SAR or (ii) the exercise price of the Related Option in the case of a Tandem SAR.  Notwithstanding any other provision of the Plan to the contrary, a Tandem SAR will expire no later than the expiration of the Related Option, will be transferable only when and under the same conditions as the Related Option is transferable and will be exercisable only when the Related Option is eligible to be exercised.  A SAR shall be exercised by delivery to the Committee of a notice of exercise in the form prescribed by the Committee.  The exercise price of a SAR may not be less than the Fair Market Value on the Date of Grant.
(d) Payment.  Upon the exercise of a SAR, the Participant is entitled to receive, without any payment to the Company (other than Applicable Withholding Tax), an amount equal to the product of multiplying (i) the number of shares with respect to which the SAR is exercised by (ii) an amount equal to the excess of (A) the Fair Market Value per share on the date of exercise of the SAR over (B) the exercise price specified in the Award Agreement for the SAR or in the related Stock Option Award Agreement in the case of a Tandem SAR.  The Award Agreement for the SAR may provide for a payment of the SAR at the time of exercise or, on an elective or non-elective basis, for payment of the SAR at a later date, adjusted (if so provided in the Award Agreement) from the date of exercise based on an interest or other basis (including deemed investment of the SAR payment in shares of Company Stock) set forth in the Award Agreement.
(e) Transfer.  No SAR granted under the Plan, and no right to receive payment in connection therewith, may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  Further, all SARs, and rights in connection therewith, granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.
10. Applicable Withholding Taxes.  Each Participant shall agree, as a condition of receiving an Award, to pay to the Company or the Affiliate, or make arrangements satisfactory to the Company or the Affiliate regarding the payment of, all Applicable Withholding Taxes with respect to the Award.  Until the Applicable Withholding Taxes have been paid or arrangements satisfactory to the Company or the Affiliate have been made, no stock certificates or book-entry shares (or, in the case of Restricted Stock, Restricted Stock Units and Stock Awards, no stock certificates or book-entry shares free of a restrictive legend) shall be issued to the Participant.  As an alternative to making a cash payment to the Company or the Affiliate to satisfy Applicable Withholding Tax obligations, the Committee may establish procedures permitting the Participant to elect to (a) deliver shares of already owned Company Stock or (b) have the Company retain that number of shares of Company Stock from the shares otherwise deliverable under the Award, in either case with respect to which the Company has a statutory obligation to withhold taxes, up to the maximum tax rate applicable to the Participant, as determined by the Committee.  Any such election shall be made only in accordance with procedures established by the Committee to avoid a charge to earnings for financial accounting purposes and in accordance with Rule 16b-3.
11. Nontransferability of Awards.
(a) General Rule.  Awards, by their terms, shall not be transferable by the Participant except by will or by the laws of descent and distribution or except as described below.  Incentive Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant.
(b) Limited Transferability.  Notwithstanding the provisions of Section 11(a) and subject to federal and state securities laws, the Committee may on a case-by-case basis grant or amend Nonstatutory Stock Options that permit a Participant to transfer the Options to one or more immediate family members, to a trust for the benefit of immediate family members, or to a partnership, limited liability company, or other entity the only partners, members, or interest-holders of which are among the Participant’s immediate family members.  Consideration may not be paid for the transfer of Options.  The transferee of an Option shall be subject to all conditions applicable to the Option prior to its transfer.  The Award Agreement granting the Option shall set forth the transfer conditions and restrictions.  The Committee may impose on any transferable Option and on stock issued upon the exercise of an Option such limitations and conditions as the Committee deems appropriate in its sole discretion.

12.  No Option or SAR Repricing.  Notwithstanding any provision of the Plan to the contrary, neither the Committee nor the Board shall have the right or authority to amend or modify the exercise price of any outstanding Option or outstanding SAR, or to cancel an outstanding Option or SAR, at a time when the exercise price of the Option or SAR, as applicable, is greater than the Fair Market Value of a share of Company Stock in exchange for cash, another Award, or other securities, except in connection with a change in capital structure or corporate transaction involving the Company in accordance with Section 14 or Section 16.
13.  Duration, Amendment or Modification of the Plan.
(a) Duration.  If not sooner terminated by the Board, this Plan shall terminate at the close of business on March 18, 2030.  Awards outstanding on the date of such termination shall remain valid in accordance with their terms.
(b) Amendment and Modification.  The Board may at any time terminate, suspend, amend or modify the Plan.  Any such amendment or modification may be without shareholder approval, except to the extent that such shareholder approval is required by the Code, pursuant to the rules under Section 16 of the Act, by any national securities exchange or stock market system on which shares of Company Stock is then listed or quoted, by any regulatory body having jurisdiction with respect thereto, or under any other applicable laws, rules or regulations.  Awards outstanding on the date of such action shall remain valid in accordance with their terms.
(c) Amendments to Awards.  Subject to the terms and provisions and within the limitations of the Plan, the Committee may waive any conditions or rights under, amend any terms of or alter, suspend, discontinue, cancel or terminate, any outstanding Award on either a  prospective or retroactive basis; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would adversely affect the rights of any Participant or other holder of an outstanding Award shall not be effective without the consent of the affected Participant or holder.
14. Change in Capital Structure.
(a) Effect of Change in Capital Structure.  In the event of changes in the outstanding shares of Company Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, spin-off of a subsidiary, or other relevant change in capitalization occurring after the Date of Grant of any Award, the number and kind of shares of stock or securities of the Company to be issued under the Plan (under outstanding Awards and Awards to be granted in the future), the per Participant maximums provided for in Section 3, the exercise price of Options and SARs, and other relevant provisions shall be equitably adjusted by the Committee, whose determination shall be binding on all persons, as to the number, price or kind of consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award.  If the adjustment would produce fractional shares with respect to any Award, the Committee may adjust appropriately the number of shares covered by the Award so as to eliminate the fractional shares.
(b) Authority.  Notwithstanding anything in the Plan to the contrary, the Committee may take the foregoing actions without the consent of any Participant, and the Committee’s determination shall be conclusive and binding on all persons for all purposes.  The Committee shall make its determinations consistent with Rule 16b-3 and the applicable provisions of the Code.
15. Termination of Employment or Service.  The Committee shall have the full power and authority to determine the terms and conditions that shall apply to any Award upon the termination of employment or service of a Participant, and may provide such terms and conditions in the Award Agreement or in such rules and policies as it may prescribe.  If the terms of an Award provide that the Award will be exercisable, or become vested, or that payment will be made thereunder only if the Participant completes a stated period of employment or service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.
16. Change in Control.
(a) Effect of a Change in Control of the Company.  In the event of a Change in Control of the Company, the Committee, as constituted before such Change in Control, may take such actions with respect to any outstanding Award, either at the time the Award is made or any time thereafter, as the Committee deems appropriate.  These actions may include, but shall not be limited to, the following:
(i)Providing for the purchase or settlement of any such Award by the Company for an amount of cash equal to the amount which could have been obtained upon the exercise of such Award or realization of a Participant’s rights had such Award been currently exercisable or payable;

(ii)	Making adjustments to Awards then outstanding as the Committee deems appropriate to reflect such Change in Control and to retain the economic value of the Award; or

 (iii) Causing any such Award then outstanding to be assumed, or new rights substituted therefore, by the acquiring or surviving corporation in such Change in Control.

 (b) Successors.  The obligations of the Company under the Plan and any Award Agreements shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

17. Administration of the Plan.
(a) The Committee.  The Plan shall be administered by the Committee, which shall be appointed by the Board. The Committee shall consist of “independent” directors for purposes of any relevant stock exchange listing standards.  To the extent required by Rule 16b-3, all Awards shall be made by members of the Committee who are “Non-Employee Directors” as that term is defined in Rule 16b-3, or by the Board.  In the event the Board determines that a member of the Committee (or any applicable subcommittee) was not an “independent director” under applicable stock exchange listing standards, and/or was not a “non-employee director” as defined in Rule 16b-3, as applicable, on the Date of Grant, such determination shall not invalidate the Award and the Award shall remain valid in accordance with its terms.  Any authority granted to the Committee may also be exercised by the full Board.
(b) Authority of the Committee.  Subject to the express provisions of the Plan, the Committee shall have full and final authority to impose such limitations or conditions upon an Award as the Committee deems appropriate to achieve the objectives of the Award and the Plan.  Without limiting the foregoing and in addition to the powers set forth elsewhere in the Plan, the Committee shall have the power and complete discretion to determine: (i) which eligible persons shall receive an Award and the nature of the Award; (ii) the number of shares of Company Stock to be covered by each Award; (iii) whether Options shall be Incentive Stock Options or Nonstatutory Stock Options; (iv) the Fair Market Value of Company Stock; (v) the time or times when an Award shall be granted; (vi) whether an Award shall become vested over a period of time, according to a performance-based vesting schedule or otherwise, and when it shall be fully vested; (vii) the terms and conditions under which restrictions imposed upon an Award shall lapse, including conditions relating to attainment of Performance Goals; (viii) whether a Change in Control has occurred; (ix) factors relevant to the lapse of restrictions, vesting, exercise and settlement of Awards; (x) when Options may be exercised; (xi) whether to approve a Participant’s election with respect to Applicable Withholding Taxes; (xii) conditions relating to the length of time before disposition of Company Stock received in connection with an Award is permitted; (xiii) notice provisions relating to the sale of Company Stock acquired under the Plan; (xiv) subject to the minimum vesting provisions of Section 18, whether to accelerate vesting of an Award; and (xiv) any additional requirements relating to Awards that the Committee deems appropriate.
(c) Action by the Committee.  The Committee may adopt rules and regulations for carrying out the Plan.  The Committee shall have the express discretionary authority to construe and interpret the Plan and the Award Agreements, to resolve any ambiguities, to define any terms, and to make any other determinations required by the Plan or an Award Agreement.  The interpretation and construction of any provisions of the Plan or an Award Agreement by the Committee shall be final and conclusive.  The Committee may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.
(d) Delegation.  The Committee, in its discretion, may delegate to one or more officers of the Company all or part of the Committee’s authority and duties with respect to grants and awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Act. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee’s delegate or delegates that were consistent with the terms of the Plan.
18. Minimum Vesting Period.  Except as provided in the following sentence, Awards under this Plan will be subject to a minimum one-year vesting period from the Date of Grant, and the Committee shall not have the discretion to accelerate the vesting of such Awards except in the case of death, Disability, or a Change in Control.  The foregoing minimum vesting period shall not be applicable to Awards granted to non-employee members of the Board of the board of directors of an Affiliate as a fee or retainer for service, including annual or other grants made pursuant to a director compensation policy or arrangement.

19. Notice.  All notices and other communications required or permitted to be given under this Plan shall be in writing and shall be deemed to have been duly given if delivered personally, electronically, or mailed first class, postage prepaid, as follows: (a) if to the Company - at its principal business address to the attention of the Secretary; (b) if to any Participant - at the last address of the Participant known to the sender at the time the notice or other communication is sent.
20. Section 409A.  This Plan is intended to provide compensation that is exempt from or that complies with Code Section 409A and Treasury Regulations thereunder (“Section 409A”), and the Plan’s terms and the terms of any Award Agreement, including any definition contained in the Plan or an Award Agreement, shall be administered and construed in a manner that is compliant with or exempt from the application of Section 409A, as appropriate.  For purposes of Section 409A, each payment under this Plan shall be deemed to be a separate payment.
Notwithstanding any provision of this Plan or an Award Agreement to the contrary, to the extent that any payment is subject to Section 409A, if the Participant is a “specified employee” within the meaning of Section 409A as of the date of the Participant’s termination of employment and the Company determines, in good faith, that immediate payment of any amounts or benefits under this Plan would cause a violation of Section 409A, then any amounts or benefits payable under this Plan upon the Participant’s “separation from service” within the meaning of Section 409A which (i) are subject to the provisions of Section 409A; (ii) are not otherwise exempt from Section 409A; and (iii) would otherwise be payable during the first six-month period following such separation from service, shall be paid on the first business day next following the earlier of (1) the date that is six (6) months and one day following the Participant’s separation from service or (2) the date of the Participant’s death.

21. Tax Consequences.  Nothing in this Plan or an Award Agreement shall constitute a representation by the Company to a Participant regarding the tax consequences of any Award received by a Participant under this Plan.  Although the Company may endeavor to (i) qualify an Award for favorable federal tax treatment or (ii) avoid adverse tax treatment (e.g., under Section 409A), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable tax treatment.  The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Awards under this Plan.
22. Clawback.  Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement (including but not limited to Section 954 of the Dodd-Frank Act), will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company or any Affiliate pursuant to any such law, government regulation or stock exchange listing requirement).  This Section 21 shall not limit the Company’s right to revoke or cancel an Award or take other action against a Participant for any other reason, including, but not limited to, misconduct.
23. Interpretation and Governing Law.  The terms of this Plan and Awards granted pursuant to the Plan shall be governed, construed and administered in accordance with the laws of the Commonwealth of Virginia, excluding any choice of law rules or principles that might otherwise refer construction or interpretation of any provision of the Plan or an Agreement to the substantive law of another jurisdiction.  The Plan and Awards are subject to all present and future applicable provisions of the Code and, to the extent applicable, they are subject to all present and future rulings of the Securities and Exchange Commission with respect to Rule 16b-3.  If any provision of the Plan or an Award conflicts with any such Code provision or ruling, in the opinion of the Committee or of counsel selected by the Committee, the Committee shall cause the Plan to be amended, and shall modify the Award, so as to comply, or if for any reason amendments cannot be made, that provision of the Plan or the Award shall be void and of no effect and no shares of Company Stock shall be issued thereunder.
24. Banking, Statutory and Regulatory Provisions.  The Plan and all Awards granted under the Plan, and the issuance of any Company Stock thereunder, shall be subject to any condition, limitation, or prohibition under any Virginia or federal statutory or regulatory policy or rule, or any requirement of any exchange or market on which Company Stock is listed or quoted, to which the Company or an Affiliate is subject.
25. No Employment or Other Service Rights.  Nothing in the Plan or any instrument executed or Award granted under the Plan shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an employee with or without notice and with or without Cause, (ii) the service of a director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of Virginia in the case of the Company or the corporate law of the jurisdiction in which an Affiliate is incorporated, as the case may be, or (iii) the service of a Consultant for any reason at any time.  Further, the grant of an Award shall not obligate the Company or any Affiliate to pay an employee any particular amount of remuneration or to make further grants to the employee at any time thereafter.
26. Forfeiture Events.  The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award.  Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, termination of the Participant’s employment or service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.  In addition, if a Participant’s employment or service is terminated for Cause, then as of the date of the misconduct, any Option or SAR held by the Participant shall terminate, and any unvested Restricted Stock and Restricted Stock Units held by the Participant shall be forfeited.
27. Deferral of Awards.  The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Company Stock or other consideration under an Award.  The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.
28. Non-Uniform Treatment.  The Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.
29. Beneficiary Designation.  A Participant may designate a beneficiary to receive any Options or SARs that may be exercised after death or to receive any other Award that may be paid after his death, as provided for in the Award Agreement.  Such designation and any change or revocation of such designation shall be made in writing in the form and manner prescribed by the Committee (or its delegee).  In the event that the designated beneficiary dies prior to the Participant, or in the event that no beneficiary has been designated, any Awards that may be exercised or paid following the Participant’s death shall be transferred or paid in accordance with the Participant’s will or the laws of descent and distribution.
30. Creditors.  The interests of any Participant under the Plan or any Award Agreement are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered.
31. Unfunded Status of the Plan.  The Plan, insofar as it provides for Awards, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by Awards under this Plan. Any liability of the Company to any person with respect to any Award shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

F&M Bank

F & M BANK CORP.
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E96724-P34882 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

F & M BANK CORP.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees for Three year terms to Expire in 2023

01) John N. Crist
02) Daniel E. Harshman
03) Dean W. Withers

Nominee for a One year term to Expire in 2021

04) Anne B. Keeler

	For	Against	Abstain
2. RATIFICATION OF APPOINTMENT OF YOUNT, HYDE & BARBOUR, P.C. AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2020.	☐	☐	☐
3. APPROVAL, IN AN ADVISORY (NON-BINDING) VOTE, OF THE NAMED EXECUTIVE OFFICERS' COMPENSATION DISCLOSED IN THE PROXY STATEMENT.	☐	☐	☐
4. APPROVAL OF THE F & M BANK CORP. 2020 STOCK INCENTIVE PLAN.	☐	☐	☐

NOTE: IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report and Form 10-K are available at
http://www.snl.com/irweblinkx/GenPage.aspx?IID=1017974&GKP=203204

E96725-P34882

F & M BANK CORP.
Annual Meeting of Shareholders
May 2, 2020 5:30 P.M.
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Peter Wray and Mark Hanna, any or all of whom may act, with full power of substitution, as proxies to vote, as designated on the reverse side, at the Annual Meeting of Shareholders to be held May 2, 2020 at 5:30 P.M. and at any adjournment thereof, the shares of F & M Bank Corp. Common Stock held of record by the undersigned as of March 2, 2020.

The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted in favor of the proposals set forth on this proxy.

Address Changes/Comments: ______________________________

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side